                                               VANGUARD(R) STRATEGIC EQUITY FUND

                       Annual Report -- October 31, 2000

                                    [PHOTO]

                           [THE VANGUARD GROUP LOGO]

[PHOTO]

                                 OUR REPORTS TO
                                   THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

       In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

       We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

       - Larger type and redesigned graphics to make the reports easier to read.

       - An at-a-glance summary of key points about fund performance and the financial markets.

       - A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

       - Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

       We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

       - Vanguard Strategic Equity Fund returned 18.8% during a volatile 12 months in the U.S. stock market.

       - The fund nonetheless trailed its average mutual fund peer, which was positioned more aggressively during most of the period.

       - In the U.S. stock market, mid-cap growth stocks dominated their value counterparts.

CONTENTS

 1  Letter from the Chairman

 6  Report from the Adviser

 8  Fund Profile

 9  Glossary of Investment Terms

10  Performance Summary

11  Report on After-Tax Returns

12  Financial Statements

21  Report of Independent Accountants

LETTER
   from the Chairman


Fellow Shareholders,

VANGUARD STRATEGIC EQUITY FUND earned a solid total return of 18.8% for the 12 months ended October 31, 2000. However, our performance lagged those of our average mutual fund peer and the unmanaged index that we use to gauge our results.

2000 TOTAL RETURNS                    FISCAL YEAR ENDED
                                             OCTOBER 31
--------------------------------------------------------

Vanguard Strategic Equity Fund                    18.8%
Average Mid-Cap Core Fund*                        34.3
Russell 2800 Index**                              22.2
Wilshire 5000 Index                                8.1
--------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the
  200 largest stocks.

     The adjacent table presents fiscal-year returns for your fund and its industry benchmark, the average mid-capitalization core fund. We also present the returns of the unmanaged Russell 2800 Index, which we consider the "best fit" for the Strategic Equity Fund, and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.

     The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $15.73 per share on October 31, 1999, to $18.07 per share on October 31, 2000, and is adjusted for a dividend of $0.16 per share paid from net investment income and a distribution of $0.37 per share paid from net realized capital gains.

     If you own Vanguard Strategic Equity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

MARKET BAROMETER                            AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED OCTOBER 31, 2000

                                                       ONE  THREE   FIVE
                                                      YEAR  YEARS  YEARS
--------------------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                          6.1%  17.6%  21.7%
   Russell 2000 Index (Small-caps)                    17.4    5.9   12.4
   Wilshire 5000 Index (Entire market)                 8.1   16.0   20.1
   MSCI EAFE Index (International)                    -2.7    9.7    8.9
--------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index (Entire market)         7.3%   5.7%   6.3%
   Lehman 10 Year Municipal Bond Index                 8.2    5.0    5.7
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                          5.7    5.2    5.2
--------------------------------------------------------------------------
CPI
   Consumer Price Index                                3.4%   2.5%   2.5%
--------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

The U.S. stock market took off at the beginning of the fiscal year like a skyrocket as investors targeted technology-related stocks. In the first two months, the broad market

                                      -----
gained more than 11%. Fueling the increase were favorable economic data:
Production rose rapidly, unemployment fell below 4% of the workforce, long-term interest rates declined, and inflation was well-behaved, aside from a rise in energy prices.

     But as the period progressed, the effects of higher short-term interest rates--engineered by the Federal Reserve Board to slow the economy and forestall inflation--began to show. And despite solid increases in corporate earnings, doubts grew that the companies could sustain the growth pace amid a slowing economy.

TOTAL RETURNS
                               OCT. 31, 1999, TO    FEB. 29, 2000, TO     FISCAL
                                   FEB. 29, 2000        OCT. 31, 2000       2000
---------------------------------------------------------------------------------

Russell Midcap Growth Index                 56.7%               -11.5%      38.7%
Russell Midcap Value Index                  -9.2                 23.2       11.9
---------------------------------------------------------------------------------


     Investors seemed to grow wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. Value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--generally benefited from the market's increased emphasis on current earnings. The result was a significant split between the first- and second-half returns for growth and value stocks, particularly among mid-capitalization stocks. As the table above shows, growth stocks soared during the first four months of the period, but value stocks led the market during the final eight months.

     The year also saw huge variations in returns of various industry groups. For example, among mid-cap stocks, technology companies led the way with a 66% return for the 12 months, followed closely by the "other energy" group (56%), and health care companies (54%). The laggards of the Russell Midcap Index were materials & processing companies (-12%) and the consumer discretionary group (-6%).

     For the full 12 months, the overall market, as measured by the Wilshire 5000 Index, returned 8.1%--a decent result but below the double-digit gains investors have seen in recent years. For a change, small- and mid-cap stocks significantly outpaced their large-cap counterparts: The small-cap Russell 2000 Index returned 17.4%, 11.3 percentage points ahead of the return of the large-cap-dominated Standard & Poor's 500 Index.

     In general, bonds produced solid results during the 12 months. The Lehman Brothers Aggregate Bond Index, a proxy for taxable investment-grade bonds, returned 7.3%, outpacing the S&P 500 Index. However, the deceleration in economic growth prompted bond investors to shy away from speculative issues, and prices of high-yield bonds fell. Mortgage-backed securities and high-quality corporate bonds performed well.

                                      -----

     Short-term interest rates rose substantially during the year, with the yield of 3-month U.S. Treasury bills increasing 1.3 percentage points. The increase essentially matched the 1.25-point boost in the federal funds rate accomplished in four steps by the Federal Reserve. Yields were relatively flat, on balance, for most longer-term securities. A rising federal budget surplus shrank the supply of U.S. Treasury bonds, and their yields declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%. Yields on 10-year Treasuries fell by about a quarter-point.

FISCAL 2000 PERFORMANCE OVERVIEW

Vanguard Strategic Equity Fund's performance generally fluctuated with the fortunes of value stocks, which slumped early on but soared during the later stages of the fiscal year.

     Though our investment adviser, Vanguard's Quantitative Equity Group, selects both growth and value stocks, the fund has had a value flavor. In the aggregate, the stocks we own have price/earnings ratios and price/book ratios that are below the averages for our comparative measures, and our dividend yield is above those of the broader market and our mutual fund peers. These distinctions help explain the swings that the fund experienced during the year. During the early months, the fund's absolute return was strong, but its results relative to its average peer and benchmark index--both of which have large stakes in growth-oriented companies--were poor. However, our relative results improved dramatically in the early spring, when value stocks took the market lead.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE FLUCTUATED WITH THE FORTUNES OF VALUE STOCKS.
--------------------------------------------------------------------------------

     Generally, the fund's sector weightings do not vary much from those of the Russell 2800 Index. Therefore, differences in performance between the Strategic Equity Fund and the index are typically due to our selection of individual securities. Our choices in the health care sector were particularly strong--rising an average of 127% during the fiscal year, well above the 69% return achieved by the index's sector. Our utilities stocks also fared well, as did our selections in the producer durables group. We committed about 17% of assets to the consumer discretionary group--one of the market's laggards during the 12 months--but our relatively strong picks helped here as well: While the index's consumer discretionary stocks declined about -7%, the fund's holdings registered only a slightly negative return.

     Though we had several winners among technology stocks--our largest sector weighting, at an average of about 23% of assets--the lion's share of our shortfall to the index was the result of our subpar picks of electronics firms within this sector. Overall, our technology companies returned a strong 37% for the fiscal year, but the index's tech companies returned 56%.

                                      -----

     The Report from the Adviser, on page 6, provides additional details about our performance.

LONG-TERM PERFORMANCE OVERVIEW

Though a fiscal-year review is helpful, we believe that investment performance should be measured over the long haul. To that end, the table below presents the average annual returns for the Strategic Equity Fund, the average mid-cap core fund, and two market benchmarks since your fund's inception in August 1995. It also presents the results of hypothetical $10,000 investments made at that date.

TOTAL RETURNS                                AUGUST 14, 1995, THROUGH
                                                     OCTOBER 31, 2000

                                         AVERAGE       FINAL VALUE OF
                                          ANNUAL            A $10,000
                                          RETURN   INITIAL INVESTMENT
----------------------------------------------------------------------

Vanguard Strategic Equity Fund              16.3%             $21,998
Average Mid-Cap Core Fund                   18.8               24,562
Russell 2800 Index                          16.4               22,031
Wilshire 5000 Index                         20.3               26,251
----------------------------------------------------------------------

     As you can see, our shortfall versus our average peer and the broad market amount to significant sums. However, compared with the Russell 2800 Index, the measure that best represents the types of stocks your fund emphasizes, we're about even. Of course, our goal is to provide returns that exceed those of both our competitors and the index benchmarks. We are grateful for the confidence you have demonstrated in our approach, which we believe will provide competitive performance over the long run.

     A key distinction between the Strategic Equity Fund and similar mutual funds is cost. Your fund's annualized expense ratio is 0.49%, or $4.90 per $1,000 of assets, versus the 1.43% ($14.30 per $1,000) charged by the average mid-cap core fund, according to data from Lipper Inc. This cost advantage gives your fund a head start versus competitors, year after year, in our quest to provide superior returns. However, in comparison with indexes, all funds begin with a handicap, since funds incur operating and transaction costs (such as brokerage commissions and bid-asked spreads) that the theoretical indexes do not.

     We hope to improve our relative returns in future years, but acknowledge that it's unlikely that the broad market will match the returns achieved during the past ten years. The stock market's performance during the past five years was fantastic; returns were far above the 11% to 12% annual average returns for stocks over the past 75 years or so. It's best, we believe, to make modest assumptions about future returns. If the market exceeds them, the result is not bad: You'll merely get to your objectives sooner.

                                      -----

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.

     Perhaps the one safe prediction for the next 12 months is that markets will stay unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are a constant companion for investors. A balanced investment program--a mix of short-term investments, bonds, and both value and growth stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, financial situation, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,
                                                                         [PHOTO]
/s/ JOHN J. BRENNAN                                              JOHN J. BRENNAN
                                                                    Chairman and
November 17, 2000                                        Chief Executive Officer






                                      -----

REPORT
   from the Adviser                           VANGUARD QUANTITATIVE EQUITY GROUP


On the heels of a 21.3% return in fiscal 1999, the STRATEGIC EQUITY FUND provided another robust return of 18.8% in the 12 months ended October 31, 2000. These gains are significantly greater than the long-term historical return from stocks of about 11%. Nevertheless, our fiscal 2000 performance fell short of the 34.3% return for the average mid-cap core fund and the 22.2% return of the Russell 2800 Index, the unmanaged mid- and small-capitalization benchmark of the fund. The shortfall of 3.4 percentage points versus the index does not reflect the wild ride the fund experienced during the fiscal year, however. During the first 4 1/2 months, the fund's return lagged that of its benchmark index by a very wide margin of 18 percentage points. The Strategic Equity Fund then roared back, outpacing the index throughout the remainder of the year and making up most of the performance gap.

A CLOSER LOOK AT OUR PERFORMANCE

We manage the Strategic Equity Fund using two quantitative computer models. The first helps us to identify attractive stocks by considering their fundamental characteristics, such as growth prospects and valuation levels (price in relation to earnings, for example). This model worked well during fiscal 2000. It correctly identified many good opportunities, particularly in the business machines portion of the technology sector and in the health care industry. Specifically, the fund's performance was aided by such tech holdings as Adobe Systems, Citrix Systems, Apple Computer, and CMGI (which we sold before it collapsed in the second half of the fiscal year). From the health care sector, Millennium Pharmaceuticals, MedImmune, and WellPoint Health Networks also contributed significantly to the fund's return. Of course, we also had a number of stocks that hurt performance, including W.R. Grace, Whirlpool, and UnionBanCal.

     While our stock-selection model generally did a good job, its emphasis on fundamental analysis also produced a small bias toward value stocks. This value tilt explains our huge swing in relative performance during the

                                      -----
year, as value stocks lagged dramatically in the first few months and outperformed thereafter.

THE FUND'S POSITION

Our second computer model uses the information from the stock-selection model to determine the appropriate weight within the fund for each stock we purchase. This model is designed to minimize any bias toward particular industries or market sectors. Consequently, the fund does not have a meaningful overweighting or underweighting in any sector compared with the weightings of our benchmark index. Instead of making calls on the attractiveness of various industries, which is extremely difficult, if not impossible, we prefer to rely on the stock-picking capability of our first model.

     We recognize that our forecasts of performance by a given stock will not be perfect--all such forecasts are subject to errors. Consequently, embedded within our model's predictions of outperformance is an estimate of the likelihood of success. We overweight stocks for which the model predicts the strongest chances of outperforming the market. At the end of our fiscal year, our largest bets were on Entergy, MGIC Investment, Golden West Financial, and Stewart & Stevenson Services. According to our quantitative analysis, all of these companies seemed to represent especially good values within their respective industries.

     Our focus on fundamental characteristics and, in particular, valuation levels results in a portfolio with below-average price/earnings and price/book ratios and an above-average dividend yield. At the same time, the earnings growth of the companies in the fund has exceeded that of the stocks in the benchmark index. Accordingly, we think the stocks in the portfolio are undervalued, given their growth characteristics, and they should provide relatively good performance in the future.

George U. Sauter, Managing Director

November 16, 2000

INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY USING QUANTITATIVE MODELS TO IDENTIFY MID- AND SMALL-CAPITALIZATION STOCKS THAT OFFER THE BEST INVESTMENT OPPORTUNITIES. AMONG THE CHARACTERISTICS THE ADVISER BELIEVES WILL DISTINGUISH SUCH OPPORTUNITIES ARE RELATIVE VALUE, EARNINGS POTENTIAL, AND RECOGNITION IN THE MARKETPLACE.


                                                                     SEE PAGE 12
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

                                      -----

FUND PROFILE                                              AS OF OCTOBER 31, 2000
   for Strategic Equity Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          WILSHIRE
                               FUND      BEST FIT*            5000
-------------------------------------------------------------------
 Number of Stocks               181          2,706           6,768
 Median Market Cap            $4.3B          $4.8B          $46.1B
 Price/Earnings Ratio         12.7x          24.6x           29.8x
 Price/Book Ratio              2.3x           2.9x            4.5x
 Yield                         1.4%           1.4%            1.1%
 Return on Equity             14.6%          15.4%           22.8%
 Earnings Growth Rate         13.0%          11.2%           16.8%
 Foreign Holdings              0.0%           0.0%            0.0%
 Turnover Rate                  83%            --              --
 Expense Ratio                0.49%            --              --
 Cash Investments              0.0%            --              --
-------------------------------------------------------------------

-------------------------------------------------------------------
VOLATILITY MEASURES
                                                          WILSHIRE
                  FUND    BEST FIT*           FUND            5000
-------------------------------------------------------------------
 R-Squared        0.81         1.00           0.78            1.00
 Beta             0.93         1.00           0.97            1.00
-------------------------------------------------------------------

-------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)
                                                          WILSHIRE
                               FUND      BEST FIT*            5000
-------------------------------------------------------------------
 Auto & Transportation          5.2%           3.9%            1.7%
 Consumer Discretionary        16.1           13.6            12.0
 Consumer Staples               1.0            3.4             5.3
 Financial Services            19.4           18.9            17.0
 Health Care                   10.4           11.4            12.4
 Integrated Oils                1.3            1.0             3.1
 Other Energy                   4.0            5.4             2.6
 Materials & Processing         7.1            5.6             2.5
 Producer Durables              6.8            6.0             3.3
 Technology                    16.0           19.9            26.4
 Utilities                     12.7            9.8             8.7
 Other                          0.0            1.1             5.0
-------------------------------------------------------------------

*Russell 2800 Index.

------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

 Entergy Corp.                                 2.4%
  (electrical utilities)
 MGIC Investment Corp.                         2.4
  (insurance)
 Golden West Financial Corp.                   2.3
  (savings & loan)
 IVAX Corp.                                    2.0
  (pharmaceuticals)
 Stewart & Stevenson Services, Inc.            2.0
  (automotive & transport equipment)
 Public Service Enterprise Group, Inc.         1.9
  (electrical utilities)
 Genzyme Corp.                                 1.9
  (pharmaceuticals)
 ESS Technology, Inc.                          1.9
  (electrical & electronics)
 Archer-Daniels-Midland Co.                    1.6
  (fruit & grain producers)
 AVX Corp.                                     1.6
  (electrical & electronics)
------------------------------------------------------
 Top Ten                                      20.0%
------------------------------------------------------

------------------------------
INVESTMENT FOCUS

STYLE                 BLEND
MARKET CAP            MEDIUM
------------------------------

                                       [COMPUTER GRAPHIC]      VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


                                      -----

GLOSSARY
   of Investment Terms


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock investment.

--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

--------------------------------------------------------------------------------

                                      -----

PERFORMANCE SUMMARY
   for Strategic Equity Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)   AUGUST 14, 1995-OCTOBER 31, 2000

                 Strategic Equity Fund       Russell 2800 Index
------------------------------------------------------------------------
1995                     1.7                      1.4
1996                    23.4                     18.8
1997                    35.8                     28.9
1998                   -10.4                     -0.1
1999                    21.3                     16.6
2000                    18.8                     22.2

------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
------------------------------------------------------------------------

------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                  AUGUST 14, 1995-OCTOBER 31, 2000
                            Average
              Strategic     Mid-Cap     Russell      Wilshire
             Equity Fund   Core Fund   2800 Index   5000 Index
8/14/95         10000       10000        10000        10000
1995 10         10067       10118        10104        10490
1996 01         10797       10535        10868        11421
1996 04         11631       11764        11716        12038
1996 07         10967       10737        10899        11603
1996 10         11933       11760        12002        12791
1997 01         13472       12739        13075        14216
1997 04         12717       11804        12646        14161
1997 07         15955       14513        15217        17076
1997 10         15570       14832        15472        16826
1998 01         15074       14864        15812        17797
1998 04         16925       17064        17869        20288
1998 07         14918       15548        16409        19997
1998 10         13400       13901        15462        19326
1999 01         14803       16501        17211        22666
1999 04         15789       16931        18196        23732
1999 07         15781       17770        18389        23662
1999 10         15614       18285        18023        24284
2000 01         15818       22006        19847        25926
2000 04         17510       23856        21225        26635
2000 07         16897       24426        21029        26307
2000 10         21998       24562        22031        26251
------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED OCTOBER 31, 2000
                                 ------------------------------     FINAL VALUE
                                                          SINCE    OF A $10,000
                                     1 YEAR  5 YEARS  INCEPTION      INVESTMENT
-------------------------------------------------------------------------------

Strategic Equity Fund*               17.57%   16.69%     16.32%        $21,998
Average Mid-Cap Core Fund**          34.33    19.41      18.81          24,562
Russell 2800 Index                   22.24    16.87      16.36          22,031
Wilshire 5000 Index                   8.10    20.14      20.33          26,251
-------------------------------------------------------------------------------

 * Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

** Derived from data provided by Lipper Inc.
-------------------------------------------------------------------------------

                                      -----

A REPORT
   on Your Fund's After-Tax Returns


This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                                            PERIODS ENDED OCTOBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                       ONE YEAR            FIVE YEARS           SINCE INCEPTION*
                                   ------------------------------------------------------------------
                                   PRE-TAX  AFTER-TAX   PRE-TAX  AFTER-TAX     PRE-TAX  AFTER-TAX
-----------------------------------------------------------------------------------------------------

Vanguard Strategic Equity Fund        18.8%      17.2%     16.7%      15.0%       16.3%      14.7%
Average Mid-Cap Blend Fund**          18.4       15.8      15.5       12.9          --         --
-----------------------------------------------------------------------------------------------------

 *August 14, 1995.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2000 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

                              [COMPUTER GRAPHIC]   YOU CAN USE VANGUARD'S ONLINE
                                                  AFTER-TAX RETURN CALCULATOR AT
                                                      WWW.VANGUARD.COM/?AFTERTAX


                                      -----

FINANCIAL STATEMENTS
   October 31, 2000


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------
                                                    MARKET
                                                    VALUE(o)
STRATEGIC EQUITY FUND                 SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (90.2%)(1)
------------------------------------------------------------
AUTO & TRANSPORTATION (4.7%)
  Union Pacific Corp.                183,800     $   8,616
  PACCAR, Inc.                       126,500         5,321
  Delphi Automotive
   Systems Corp.                     304,600         4,779
  Delta Air Lines, Inc.               82,300         3,889
* Navistar International Corp.       113,400         3,749
  UAL Corp.                           55,800         2,117
  ArvinMeritor, Inc.                 106,050         1,776
* Tower Automotive, Inc.             154,400         1,699
* Stoneridge,Inc.                    100,300           978
* Frontier Airlines, Inc.             32,200           757
* AirTran Holdings, Inc.             137,000           608
  Exide Corp.                         55,600           560
  Kansas City
   Southern Industries,Inc.           32,500           282
                                              --------------
                                                    35,131
                                              --------------
CONSUMER DISCRETIONARY (14.5%)
  TJX Cos., Inc.                     371,900        10,134
  Whirlpool Corp.                    163,700         7,121
  R.R. Donnelley & Sons Co.          327,300         7,037
* Tricon Global Restaurants, Inc.    228,100         6,843
  Liz Claiborne, Inc.                159,900         6,796
* ChoicePoint Inc.                   112,500         5,759
* Payless ShoeSource, Inc.            90,400         5,238
  Ethan Allen Interiors, Inc.        175,800         5,142
  True North Communications          115,000         4,334
  Knight Ridder                       75,000         3,769
  Tribune Co.                         98,175         3,639
* International Game Technology       98,500         3,608
* Brightpoint, Inc.                  511,600         3,405
* Toys R Us, Inc.                    187,600         3,224
  Kellwood Co.                       165,400         3,215
* Musicland Stores Corp.             345,100         2,804
* The Topps Co., Inc.                300,200         2,711
  Bowne & Co., Inc.                  307,500         2,575
  Hertz Corp. Class A                 75,800         2,492
* ACNielson Corp.                     99,900         2,391
* Valassis Communications, Inc.       84,750         2,352
* AutoZone Inc.                       74,600         2,000
  Ross Stores, Inc.                  145,000         1,912
  Brown Shoe Company, Inc.           166,000         1,629
* Dollar Thrifty
   Automotive Group, Inc.            100,800         1,550
* Reebok International Ltd.           67,500         1,455
  Hasbro, Inc.                       133,900         1,440
  The Warnaco Group, Inc. Class A    488,700         1,283
  Terra Networks, SA                  40,460           979
  Luby's, Inc.                        98,000           576
  Springs Industries Inc. Class A     13,800           325
  Friedman's, Inc. Class A            53,700           262

                                     -----

------------------------------------------------------------
                                                    MARKET
                                                    VALUE(o)
                                      SHARES         (000)
------------------------------------------------------------
  Lone Star Steakhouse
   & Saloon, Inc.                     30,800     $     260
* Handleman Co.                       11,400           113
                                              --------------
                                                   108,373
                                              --------------
CONSUMER STAPLES (0.9%)
  Michael Foods Group, Inc.          146,200         3,938
  Tyson Foods, Inc.                   89,300           999
  Universal Corp.                     34,500           966
  Brown-Forman Corp. Class B          13,500           822
                                              --------------
                                                     6,725
                                              --------------
FINANCIAL SERVICES (17.4%)
  MGIC Investment Corp.              262,700        17,897
  Golden West Financial Corp.        306,600        17,189
  Bear Stearns Co., Inc.             199,500        12,095
  Dain Rauscher Corp.                 93,300         8,753
  UnionBanCal Corp.                  323,195         6,787
  Countrywide Credit
   Industries, Inc.                  144,468         5,409
  National Data Corp.                129,000         4,918
  Pacific Century Financial Corp.    384,100         4,873
  Nationwide Financial
   Services, Inc.                     98,300         4,780
  The PMI Group Inc.                  62,900         4,647
  Deluxe Corp.                       201,500         4,546
  KeyCorp                            177,100         4,372
  Equity Office Properties
   Trust REIT                        129,563         3,903
* Silicon Valley Bancshares           74,600         3,450
  Corus Bankshares Inc.               78,900         3,131
  Ventas, Inc. REIT                  558,400         2,792
  Equity Residential Properties
   Trust REIT                         51,100         2,405
* First Federal Financial Corp.       93,000         2,372
  Simon Property Group, Inc. REIT    104,800         2,338
  Avalonbay
   Communities, Inc. REIT             47,200         2,168
  Archstone
   Communities Trust REIT             75,900         1,788
  ProLogis Trust REIT                 82,600         1,735
  Stilwell Financial, Inc.            37,800         1,694
  Public Storage, Inc. REIT           69,500         1,564
  Huntington Bancshares Inc.          61,700           887
  Provident Bankshares Corp.          44,135           836
* XTRA Corp.                          12,500           569
  Rollins Truck Leasing               92,500           486
  Riggs National Corp.                31,000           349
  Santander BanCorp                   19,700           301
  Highwood Properties, Inc. REIT       9,800           212
  Burnham Pacific
   Properties, Inc. REIT              30,100           164
  Midland Co.                          3,000            87
* United Cos. Finance Corp.          124,700             7
                                              --------------
                                                   129,504
                                              --------------
HEALTH CARE (9.4%)
* IVAX Corp.                         346,100        15,055
* Genzyme Corp.                      199,200        14,143
* WellPoint Health
   Networks Inc. Class A             103,400        12,091
* Chiron Corp.                       154,600         6,696
* King Pharmaceuticals, Inc.         145,800         6,534
  Allergan, Inc.                      60,200         5,061
* Varian Medical Systems, Inc.        54,000         2,639
* Apria Healthcare                   126,300         2,526
* Cytyc Corp.                         42,000         2,494
* Pharmaceutical Product
   Development, Inc.                  45,200         1,415
* Protein Design Labs, Inc.            4,800           648
* Vical, Inc.                         26,500           563
* Pacificare Health Systems, Inc.     41,000           428
                                              --------------
                                                    70,293
                                              --------------
INTEGRATED OILS (1.2%)
  Amerada Hess Corp.                  92,500         5,735
  USX-Marathon Group                 107,800         2,931
  Occidental Petroleum Corp.          19,500           388
                                              --------------
                                                     9,054
                                              --------------
OTHER ENERGY (3.6%)
  Noble Affiliates, Inc.             247,600         9,084
  Tosco Corp.                        298,400         8,542
  Sunoco, Inc.                       143,300         4,290
  Apache Corp.                        63,700         3,524
* Seitel, Inc.                       105,700         1,586
                                              --------------
                                                    27,026
                                              --------------
MATERIALS & PROCESSING (6.4%)
  Archer-Daniels-Midland Co.       1,102,060        12,123
  Westvaco Corp.                     186,600         5,318
  Praxair, Inc.                      113,600         4,232
  Johns Manville Corp.               350,000         3,216
  IMC Global Inc.                    236,800         3,064
  Georgia Pacific Group              110,600         2,972
  Allegheny Technologies Inc.        137,300         2,780
  Engelhard Corp.                    129,000         2,693
  Olin Corp.                         140,700         2,497
* W.R. Grace & Co.                   481,600         1,836
  Ethyl Corp.                        696,100         1,392
  Centex Construction
   Products,Inc.                      45,900         1,191
  Boise Cascade Corp.                 36,600         1,050
* Agribrands International, Inc.      22,900           996
  Louisiana-Pacific Corp.             90,700           771
  The Standard Register Co.           62,600           751
* EMCOR Group, Inc.                   20,900           542
* Buckeye Technology, Inc.             8,400           144
  Owens Corning                       99,400           137
  Century Aluminum Co.                 2,500            22
                                              --------------
                                                    47,727
                                              --------------

                                     -----

------------------------------------------------------------
                                                    MARKET
                                                    VALUE(o)
STRATEGIC EQUITY FUND                 SHARES         (000)
------------------------------------------------------------
PRODUCER DURABLES (6.2%)
  Stewart & Stevenson
   Services, Inc.                    619,000     $  14,856
  Pitney Bowes, Inc.                 389,800        11,572
  Northrop Grumman Corp.              68,900         5,788
* LAM Research Corp.                 185,100         3,586
* Cable Design Technologies           90,300         2,083
  HON Industries, Inc.                82,800         1,992
  Ryland Group, Inc.                  40,100         1,293
  York International Corp.            41,800         1,137
* MICROS Systems, Inc.                55,900         1,104
* LTX Corp.                           64,600           905
* RF Micro Devices, Inc.              37,600           750
  Cummins Engine Co., Inc.            18,200           619
  Actuant Corp.                       81,400           295
                                              --------------
                                                    45,980
                                              --------------
TECHNOLOGY (14.4%)
* ESS Technology, Inc.               909,400        14,096
  AVX Corp.                          422,700        12,100
* Cabletron Systems, Inc.            433,700        11,764
* Symantec Corp.                     237,800         9,289
* Intuit, Inc.                       142,700         8,767
* Advanced Micro Devices, Inc.       342,400         7,747
* DSP Group Inc.                     220,800         6,265
* General Semiconductor, Inc.        429,000         4,907
* National Semiconductor Corp.       162,900         4,235
* Unisys Corp.                       268,300         3,421
* Trimble Navigation Ltd.            137,200         3,259
* BroadVision, Inc.                   98,100         2,919
* Cognizant Technology
   Solutions Corp.                    70,600         2,895
* International Rectifier Corp.       61,200         2,731
* Adaptec, Inc.                      139,200         2,201
* NCR Corp.                           41,300         1,781
  Sabre Holdings Corp.                52,000         1,739
* Imation Corp.                       84,800         1,680
* Synopsys, Inc.                      46,800         1,632
* Sensormatic Electronics Corp.       62,300         1,122
* Vignette Corp.                      34,800         1,038
* Ceridian Corp.                      30,000           750
* Avant! Corp.                        40,900           688
* AVT Corp.                           44,200           278
* Corsair Communications, Inc.        39,600           240
* Unify Corp.                         87,100            44
                                              --------------
                                                   107,588
                                              --------------
UTILITIES (11.5%)
  Entergy Corp.                      473,200        18,130
  Public Service
   Enterprise Group, Inc.            345,200        14,326
  DTE Energy Co.                     263,700         9,526
  CenturyTel, Inc.                   186,000         7,161
  PPL Corp.                          172,600         7,109
  Telephone & Data Systems, Inc.      65,100         6,868
* Price Communications Corp.         201,285         4,353
  AGL Resources Inc.                 203,600         4,148
  Exelon Corp.                        61,250         3,683
  UGI Corp. Holding Co.              108,400         2,514
  FirstEnergy Corp.                   88,000         2,277
  ONEOK, Inc.                         53,200         2,108
  Conectiv, Inc.                      97,800         1,754
* McLeodUSA, Inc. Class A             63,900         1,230
  Southwestern Energy Co.             25,000           200
                                              --------------
                                                    85,387
                                              --------------
------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $645,529)                                  672,788
------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
------------------------------------------------------------
  Superior Telecom 8.5% Cvt. Pfd.
  (COST $258)                          6,871           131
------------------------------------------------------------
                                        Face
                                      Amount
                                       (000)
------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.8%)(1)
------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.53%, 1/11/2001                  $3,000         2,962
(2) 6.54%, 1/25/2001                   2,000         1,969
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.56%, 11/1/2000                    55,398        55,398
  6.58%, 11/1/2000--Note F            12,574        12,574
------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $72,903)                                    72,903
------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $718,690)                                  745,822
------------------------------------------------------------

                                     -----

------------------------------------------------------------
                                                    MARKET
                                                    VALUE(o)
                                                     (000)
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
Other Assets--Note B                             $  13,706
Liabilities--Note F                                (13,793)
                                              --------------
                                                       (87)
                                              --------------
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 41,274,809 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                       $745,735
============================================================

  NET ASSET VALUE PER SHARE                         $18.07
============================================================

(o)  See Note A in Notes to Financial Statements.

 *   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2) Securities with an aggregrate value of $4,931,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

------------------------------------------------------------
                                     AMOUNT           PER
                                     (000)           SHARE
------------------------------------------------------------
 AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------
 Paid in Capital--Note D            $587,500        $14.23
 Undistributed Net
  Investment Income--Note D            5,679           .14
 Accumulated Net
  Realized Gains-- Note D            126,753          3.07
 Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities               27,132           .66
  Futures Contracts                   (1,329)         (.03)
------------------------------------------------------------
 NET ASSETS                         $745,735        $18.07
============================================================


                                     -----

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

---------------------------------------------------------------------
                                               STRATEGIC EQUITY FUND
                                         YEAR ENDED OCTOBER 31, 2000
                                                               (000)
---------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                 $  9,388
  Interest                                                     2,276
  Security Lending                                               196
---------------------------------------------------------------------
   Total Income                                               11,860
---------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Investment Advisory Services                                  414
   Management and Administrative                               2,631
   Marketing and Distribution                                     78
  Custodian Fees                                                  22
  Auditing Fees                                                    9
  Shareholders' Reports                                           56
  Trustees' Fees and Expenses                                      1
---------------------------------------------------------------------
   Total Expenses                                              3,211
   Expenses Paid Indirectly--Note C                               (8)
---------------------------------------------------------------------
   Net Expenses                                                3,203
---------------------------------------------------------------------
NET INVESTMENT INCOME                                          8,657
---------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold                                 133,665
  Futures Contracts                                            4,208
---------------------------------------------------------------------
REALIZED NET GAIN                                            137,873
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                      (33,875)
  Futures Contracts                                           (2,583)
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             (36,458)
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $110,072
=====================================================================


                                     -----

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------
                                                               STRATEGIC EQUITY FUND
                                                              YEAR ENDED OCTOBER 31,
                                                            --------------------------

                                                                  2000        1999
                                                                 (000)       (000)
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                       $  8,657    $  5,221
  Realized Net Gain                                            137,873      15,828
  Change in Unrealized Appreciation (Depreciation)             (36,458)     76,391
--------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations        110,072      97,440
--------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                         (5,748)     (5,448)
  Realized Capital Gain                                        (13,293)         --
--------------------------------------------------------------------------------------
   Total Distributions                                         (19,041)     (5,448)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                       178,405     127,957
  Issued in Lieu of Cash Distributions                          18,312       5,188
  Redeemed*                                                   (102,746)   (143,045)
--------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions      93,971      (9,900)
--------------------------------------------------------------------------------------
  Total Increase                                               185,002      82,092
--------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                            560,733     478,641
--------------------------------------------------------------------------------------
  End of Year                                                 $745,735    $560,733
======================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                        10,659       8,643
  Issued in Lieu of Cash Distributions                           1,169         380
  Redeemed                                                      (6,201)     (9,898)
--------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                 5,627        (875)
======================================================================================

*Net of redemption fees of $689,000 and $1,060,000, respectively.


                                     -----

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                    STRATEGIC EQUITY FUND
                                                                    YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  2000    1999    1998    1997    1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $15.73  $13.11  $15.89  $12.53  $10.23
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .21     .15     .13     .15     .18
  Net Realized and Unrealized Gain (Loss) on Investments      2.66    2.62   (1.69)   4.10    2.20
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations                           2.87    2.77   (1.56)   4.25    2.38
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.16)   (.15)   (.14)   (.18)   (.08)
  Distributions from Realized Capital Gains                   (.37)     --   (1.08)   (.71)     --
-----------------------------------------------------------------------------------------------------
   Total Distributions                                        (.53)   (.15)  (1.22)   (.89)   (.08)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $18.07  $15.73  $13.11  $15.89  $12.53
=====================================================================================================

TOTAL RETURN*                                               18.76%  21.30% -10.41%  35.83%  23.40%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $746    $561    $479    $444    $133
   Ratio of Total Expenses to Average Net Assets             0.49%   0.46%   0.43%   0.40%   0.38%
   Ratio of Net Investment Income to Average Net Assets      1.31%   1.00%   0.93%   1.28%   1.78%
   Portfolio Turnover Rate                                     83%     51%     71%     85%    106%
=====================================================================================================

*Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.


                                     -----

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund (formerly Vanguard Aggressive Growth Fund) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of these contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2000, the fund had

                                     -----
contributed capital of $137,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.14% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2000, custodian fee offset arrangements reduced expenses by $8,000.

D. During the year ended October 31, 2000, the fund purchased $565,700,000 of investment securities and sold $513,458,000 of investment securities, other than temporary cash investments.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $642,000 from undistributed net investment income, and $9,786,000 from accumulated net realized gains, to paid in capital.

E. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $27,132,000, consisting of unrealized gains of $122,946,000 on securities that had risen in value since their purchase and $95,814,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2000, the aggregate settlement value of open futures contracts expiring through December 2000 and the related unrealized depreciation were:

    ------------------------------------------------------------------------
                                                          (000)
                                             -------------------------------
                                                AGGREGATE
                                NUMBER OF      SETTLEMENT        UNREALIZED
    FUTURES CONTRACTS      LONG CONTRACTS           VALUE      DEPRECIATION
    ------------------------------------------------------------------------
    S&P 500 Index                     171         $61,569            $(660)
    S&P MidCap 400 Index               43          11,207             (669)
    ------------------------------------------------------------------------

     Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. The market value of securities on loan to broker/dealers at October 31, 2000, was $11,405,000, for which the fund held cash collateral of $12,574,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

                                     -----

REPORT
   of Independent Accountants


To the Shareholders and Trustees of Vanguard Strategic Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (formerly Vanguard Aggressive Growth Fund, the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD STRATEGIC EQUITY FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $5,507,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 12.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


                                     -----

THE VANGUARD(R)
   Family of Funds


STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


  For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
         2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.


                                     -----

THE PEOPLE
   Who Govern Your Fund


The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&PMidCap 400, and S&PSmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

01140 122000

                      VANGUARD(R) CAPITAL OPPORTUNITY FUND

                        Annual Report - October 31, 2000


                                    [PHOTO]

                                           [THE VANGUARD GROUP LOGO]

[PHOTO]



                                 OUR REPORTS TO
                                   THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

      We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     - Larger type and redesigned graphics to make the reports easier to read.

     - An at-a-glance summary of key points about fund performance and the financial markets.

     - A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     - Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

- Vanguard Capital Opportunity Fund returned 60.4% during the fiscal year ended October 31, 2000.

- To protect the interests of existing shareholders, the fund was closed to new investors in March 2000.

- The fund's concentrated style means that it is likely to underperform more broadly diversified stock funds and the overall market from time to time.





CONTENTS

 1  Letter from the Chairman

 6  Report from the Adviser

 9  Fund Profile

10  Glossary of Investment Terms

11  Performance Summary

12  Report on After-Tax Returns

13  Financial Statements

21  Report of Independent Accountants

LETTER
   from the Chairman


Fellow Shareholders,

VANGUARD CAPITAL OPPORTUNITY FUND had a total return of 60.4% during the 12 months ended October 31, its second consecutive fiscal year of amazing results.


2000 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------

Vanguard Capital Opportunity Fund                                       60.4%
Average Multi-Cap Growth Fund*                                          34.3
S&P MidCap 400/BARRA Growth Index                                       43.0
Wilshire 5000 Index                                                      8.1
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

     Your fund's total return (capital change plus reinvested dividends) far exceeded the returns of its average mutual fund peer and the Standard & Poor's MidCap 400/BARRA Growth Index, the unmanaged benchmark that we consider the best fit for the Capital Opportunity Fund. It also far exceeded the return of the Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market.

     The fund's return is based on an increase in net asset value from $19.34 per share on October 31, 1999, to $30.16 per share on October 31, 2000, and reflects a dividend of $0.035 per share paid from net investment income and a distribution of $0.59 per share paid from net realized capital gains.

     If you own Vanguard Capital Opportunity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market took off like a skyrocket at the beginning of the fiscal year as investors targeted technology-related stocks. In the first two months, the broad market gained more than 11%. Fueling the increase were favorable economic data: Production rose

MARKET BAROMETER                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED OCTOBER 31, 2000

                                             ONE   THREE  FIVE
                                            YEAR   YEARS  YEARS
----------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                6.1%  17.6%   21.7%
   Russell 2000 Index (Small-caps)          17.4    5.9    12.4
   Wilshire 5000 Index (Entire market)       8.1   16.0    20.1
   MSCI EAFE Index (International)          -2.7    9.7     8.9
----------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index
    (Entire market)                          7.3%   5.7%    6.3%
   Lehman 10 Year Municipal Bond Index       8.2    5.0     5.7
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                 5.7    5.2     5.2
----------------------------------------------------------------
CPI
   Consumer Price Index                      3.4%   2.5%    2.5%
----------------------------------------------------------------


                                      ----
rapidly, unemployment fell below 4% of the workforce, long-term interest rates declined, and inflation was well-behaved, aside from a rise in energy prices.

     But as the period progressed, the effects of higher short-term interest rates--engineered by the Federal Reserve Board to cool the economy and forestall inflation--began to show. For example, real growth in the production of goods and services (that is, growth above the inflation rate) slowed significantly during the third quarter. And despite solid increases in corporate earnings, doubts grew that companies could sustain the growth pace amid a slowing economy.

     Investors seemed to grow wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. Value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--generally benefited from the market's increased emphasis on current earnings. The result was a significant split between the first- and second-half returns for growth and value stocks, particularly among mid- capitalization stocks, which the Capital Opportunity Fund emphasizes. As the table above shows, mid-cap growth stocks soared during the first four months of the period, but mid-cap value stocks led the market during the final eight months.


TOTAL RETURNS

                      OCT. 31, 1999, TO       FEB. 29, 2000, TO      FISCAL
                          FEB. 29, 2000           OCT. 31, 2000        2000
--------------------------------------------------------------------------------

S&P MidCap 400/BARRA
  Growth Index                 35.8%                   5.3%            43.0%
S&P MidCap 400/BARRA
  Value Index                  -3.1                   25.7             21.8
--------------------------------------------------------------------------------

     The turning point came in March, soon after the technology-laden Nasdaq Composite Index surpassed 5,000 for the first time. That's when investors began a broad move toward so-called old economy stocks. By the end of October, the Nasdaq Composite had fallen to 3,370, one-third below its March 10 peak of 5,049.

     The year also saw large variations in the returns of various industry groups. For example, among stocks within the S&P MidCap 400/BARRA Growth Index, "other energy" and health care companies led the way with 12-month gains of 95% and 90%, respectively, followed closely by producer durables (+85%) and technology companies (+67%). The worst-performing mid-cap sectors were the materials & processing group (-19%) and utilities (-9%).

     For the full 12 months, the return of the overall market, as measured by the Wilshire 5000 Index, was 8.1%, well shy of the double-digit gains investors have seen in recent years. For a change, small- and mid-cap stocks significantly outpaced their large-cap counterparts.

     In general, bonds produced solid results during the 12 months. The Lehman Brothers Aggregate Bond Index, a proxy for taxable investment-


                                      ----
grade bonds, returned 7.3%, outpacing the S&P 500 Index. However, the deceleration in economic growth prompted bond investors to shy away from speculative issues, and prices of high-yield bonds fell. Mortgage-backed securities and high-quality corporate bonds performed well.

     Short-term interest rates rose substantially during the year, with the yield of 3-month U.S. Treasury bills increasing 1.3 percentage points. The increase essentially matched the 1.25-point boost in the federal funds rate that the Fed accomplished in four separate hikes. Yields were relatively flat, on balance, for most longer-term securities. A rising federal budget surplus shrank the supply of U.S. Treasury bonds, and their yields declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%, and yields on 10-year Treasuries fell by about a quarter-point.

FISCAL 2000 PERFORMANCE OVERVIEW

Obviously, Vanguard Capital Opportunity Fund had great success during the 12 months ended October 31. The fund's 60.4% gain was nearly twice the average return of competing funds, significantly better than the return of the S&P MidCap 400/BARRA Growth Index, and more than seven times the rise of the broad stock market.

     Capital Opportunity's impressive results were due in large part to adroit selection of technology stocks by its investment adviser, PRIMECAP Management Company. Taken as a group, the fund's tech stocks doubled in value during the fiscal year, an exceptional result for a sector that accounted for about one-third of the fund's assets. A much smaller stake in producer durables, many of which are technology-related firms, also delivered stellar gains. Our holdings in both groups also outpaced the returns of those sectors in the S&P MidCap 400/BARRA Growth Index.

     On the downside, rising energy prices took a toll on the earnings and stock prices of companies in the auto & transportation sector, and the fund's holdings in this sector declined modestly. The Report from the Adviser, which begins on page 6, provides details on the fund's holdings.

     As you know, the board of trustees voted to close the fund to new investors in March 2000. This move came about six months after the trustees increased the fund's minimum initial investment to $25,000 in an effort to stem the strong flow of cash into the fund. Unfortunately, the earlier decision did not prove as effective in slowing cash flow as we would have liked. We thus closed the fund to new accounts in the interest of protecting existing shareholders from the negative effects that "hot money" can have on a mutual fund.

--------------------------------------------------------------------------------
CAPITAL OPPORTUNITY DELIVERED IMPRESSIVE RESULTS, THANKS IN LARGE PART TO THE ADROIT SELECTION OF STOCKS BY ITS INVESTMENT ADVISER, PRIMECAP MANAGEMENT COMPANY.
--------------------------------------------------------------------------------
                                      ----

     We don't pretend to know what the market has in store next, but we continue to believe that long-term investors are well-advised to maintain exposure to both growth stocks and value stocks. As fiscal year 2000 demonstrated, market leadership can switch suddenly and decisively between the different investment styles. Once you've selected a fund as part of your portfolio, we advise you to hold it for the long term.

LIFETIME PERFORMANCE OVERVIEW

Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. To that end, the adjacent table presents the average annual returns for your fund, the average multi-cap growth fund, and two market benchmarks since the fund's inception on August 14, 1995. It also presents the results of hypothetical $25,000 investments made in each at that time.

TOTAL RETURNS
                                                        AUGUST 14, 1995, THROUGH
                                                                OCTOBER 31, 2000

                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $25,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Capital Opportunity Fund      26.2%                       $84,026
Average Multi-Cap Growth Fund          23.4                         74,767
S&P MidCap 400/BARRA
  Growth Index                         25.1                         80,315
Wilshire 5000 Index                    19.5                         63,391
--------------------------------------------------------------------------------

     Vanguard Capital Opportunity Fund's advantage versus its average competitor over this period is significant, amounting to more than $9,200. Our margin of superiority versus the S&P MidCap 400/BARRA Growth Index is smaller, but still exceeds $3,700. While the fund's margin of nearly $21,000 over the broad stock market may be attention-grabbing, we note that the Wilshire 5000 Index contains both growth and value stocks and that value stocks lagged growth stocks significantly overthe past five years. The past truly is not predictive of the future: We would expect value stocks to enjoy periods of dominance from time to time.

     PRIMECAP Management is the second investment adviser the fund has had. Since PRIMECAP assumed responsibility for Capital Opportunity Fund, on February 1, 1998, the fund's average annual return has been an incredible 54.3%--easily ahead of the 29.9% and 31.7% gains of the average multi-cap growth fund and the S&P MidCap 400/BARRA Growth Index, respectively. We salute PRIMECAP and its experienced cadre of investment professionals for this truly superlative record.

     One fact about the fund's returns should be acknowledged, however: They reflect not only unusually successful decisions by our adviser but also an extraordinarily bountiful period for the stock market in general. Broad market returns over the past five years have been approximately twice the long-term average



                                      ----
return of about 11% a year achieved during the past 75 years or so. We certainly don't expect such gains to continue indefinitely. In crafting your plans, we recommend that you make modest assumptions about future returns. If the market exceeds them, the result is not bad: You'll merely get to your objectives sooner.

     We are confident that PRIMECAP Management's investment approach will lead to long-term success; however, such an outcome is by no means guaranteed. PRIMECAP's methods can result in a fund with a very different makeup from that of the broad market, including concentration of assets in a few sectors. Therefore, the Capital Opportunity Fund can be expected from time to time to lag more broadly diversified funds and the overall market. We thank our shareholders for the trust their investment reflects, and we ask them to be patient when the next lean period arrives.

     Your fund's expense ratio (its annual operating expenses as a percentage of its average net assets) is 0.62%, or $6.20 per $1,000 in assets, about half the 1.53% ($15.30 per $1,000) charged by the average multi-cap growth fund, according to data from Lipper Inc. Year after year, this cost advantage gives your fund a head start versus competitors in its quest to provide superior returns.

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.

     Perhaps the one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are a constant companion for investors. A balanced investment program--a mix of short-term investments, bonds, and both growth and value stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,


/s/ JOHN J. BRENNAN                                                 [PHOTO]
                                                                JOHN J. BRENNAN
                                                                   Chairman and
November 24, 2000                                       Chief Executive Officer



                                      ----

REPORT
from the Adviser                                    PRIMECAP MANAGEMENT COMPANY


During the fiscal year ended October 31, 2000, VANGUARD CAPITAL OPPORTUNITY FUND produced a total return of 60.4% versus 43.0% for the S&P MidCap 400/BARRA Growth Index and 34.3% for the average multi-cap growth fund. By any measure, fiscal 2000 was a truly exceptional year.

THE INVESTMENT ENVIRONMENT

As was the case in 1999, research-intensive companies rich in intellectual capital found favor among investors. Consequently, the fund's technology, producer durables, and health care stocks fared particularly well. Holdings in these sectors represented, on average, about 60% of the fund's assets during the year. Conversely, the yearlong surge in oil prices wreaked havoc on the fund's substantial holdings in the transportation sector.

     In addition to higher oil prices, fears of a decelerating economy caused investors to question the consumer's propensity to spend in the near future. This weighed heavily on the shares of consumer stocks, where we have significantly increased the fund's commitment.

OUR SUCCESSES

Outstanding performance from our technology stocks and technology- intensive producer durables holdings accounted for most of the fund's advantage versus our benchmark index. Descartes Systems Group, a provider of logistics solutions for e-commerce, paced the 112% gain in our technology stocks by appreciating more than tenfold. Notable gains were also realized in PE Corporation-PE Biosystems Group (+262%), a manufacturer of instruments used in genomic research; Research In Motion (+225%), a supplier of wireless solutions for the mobile communications market; and Rambus (+166%), a developer and licensor of memory technology.

     The fund's holdings in the producer durables sector gained 117% for the year. Plantronics, the leading supplier of communication headsets, led the way with a 134% gain. Powerwave Technologies, the leading independent provider of power amplifiers in wireless communication networks, increased 122%. Tektronix, a manufacturer of measurement and monitoring equipment for the communications and computation industries, appreciated 112%.




                                      ----

     Our health care holdings enjoyed an impressive 82% return, although this modestly lagged the sector's return in the index. Within the sector, the fund continued to emphasize biotechnology stocks, and this is where the year's best performers were concentrated. Protein Design Labs, which humanizes monoclonal antibodies to prevent and treat autoimmune diseases, led all health care stocks with a 574% return. The other standout performer among our biotechnology holdings was PE Corporation-Celera Genomics Group, which, having mapped the human genome, more than tripled in value.

OUR SHORTFALLS

Our greatest disappointment during the year was the performance of our transportation holdings. These stocks fell about -9% versus a return of about 34% for transportation stocks in the index. Exacerbating our poor selection was the size of our commitment to the sector--about ten times larger than the index's. Surging oil prices hurt the profitability of airlines, truckers, and air-express companies all year long. Although investors pummeled such stocks because of their exposure to oil prices, we were encouraged by the high profitability these companies maintained despite higher fuel costs.

OUR PORTFOLIO POSITION

In last year's report to shareholders, we characterized the fund's performance as "exceptional" and "unlikely to be repeated anytime soon." This seemed like sage advice given that the fund returned 81.7%, more than double the gain for our benchmark index. Clearly, in retrospect, our cautious guidance was premature. However, considering the fund's cumulative two-year gain of 191.5%, caution again seems warranted.

     As we enter fiscal 2001, signs of a slowing economy are evident. We have seen earnings shortfalls spanning a broad spectrum of industries, including the previously white-hot technology sector. Within technology, the euphoria surrounding dot-com companies has turned to paranoia. Layoffs at these companies are accelerating, and many are going out of business. Although the fund has virtually no exposure to pure dot-com companies, our technology holdings will suffer as the dot-com companies struggle. Internet companies represent meaningful buyers of technology equipment and services, such as computers and telecommunications. Consequently, as dot-com companies encounter financial pressures, they will decrease purchases of the products and services of companies in which the fund is invested. We believe this has begun to play out, as semiconductor, computer, contract manufacturing, optical networking, and wireless communications companies have already reported disappointing earnings or reduced financial expectations.

     In light of these factors, the fund is positioned considerably more defensively than a year ago. At this time last year, the fund's commitment to


                                      ----
technology, at 46% of common stocks, exceeded the 31% tech-stock weighting of the S&P MidCap 400/BARRA Growth Index. Today, nearly 35% of the fund's equity holdings are in technology compared with a 34% representation in the index. Relative to the index, our commitment to technology stocks has declined significantly.

     Conversely, we have significantly increased our relative holdings in the consumer discretionary and utilities sectors. The fund now has about 14% of its holdings in consumer discretionary stocks, more than three times the figure a year ago. In that same span, the poor performance of consumer discretionary stocks has reduced their weight in the index by about one-third. We have added a number of retailers and apparel companies with strong franchises and outstanding brand names whose stocks offer compelling valuations relative to their growth and cash flow prospects.

     Also, we have moved to a slightly overweighted position in utilities. Our investments are focused primarily in telephone service providers. These stocks have been crushed in the past year as excess capacity produced severe price cuts throughout the industry. Current valuations suggest that industry turmoil will persist indefinitely, but we believe telecommunications services are fundamentally a solid unit-growth business. Industry consolidation should lead to more stable pricing and a resumption of earnings growth.

Theo A. Kolokotrones                   Howard B. Schow
Portfolio Manager                      Portfolio Manager

                      Joel P. Fried
                      Portfolio Manager

November 14, 2000

INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY CONCENTRATING ASSETS IN SMALL- AND MID-CAPITALIZATION STOCKS WHOSE PRICES ARE LOWER THAN THE FUNDAMENTAL VALUE OF THE UNDERLYING COMPANIES.


                                      ----

FUND PROFILE
   for Capital Opportunity Fund                           AS OF OCTOBER 31, 2000



This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.



---------------------------------------------
PORTFOLIO CHARACTERISTICS
                                     WILSHIRE
                      FUND BEST FIT*     5000
---------------------------------------------
 Number of Stocks        111     109   6,768
 Median Market Cap     $6.4B   $2.7B  $46.1B
 Price/Earnings Ratio  20.2x   37.6x   29.8x
 Price/Book Ratio       3.1x    6.4x    4.5x
 Yield                  0.3%    0.2%    1.1%
 Return on Equity      13.3%   19.7%   22.8%
 Earnings Growth Rate   9.4%    8.2%   16.8%
 Foreign Holdings       1.8%    0.0%    0.0%
 Turnover Rate           15%     --      --
 Expense Ratio         0.62%     --      --
 Cash Investments       7.1%     --      --
---------------------------------------------

-----------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

 Pharmacia Corp.                    7.4%
  (pharmaceuticals)
 Compaq Computer Corp.              4.8
  (computer technology)
 General Motors Corp. Class H       4.4
  (telecommunications)
 Micron Technology, Inc.            3.1
  (electrical & electronics)
 Delta Air Lines, Inc.              3.0
  (air transportation)
 Sabre Holdings Corp.               2.7
  (Software)
 FedEx Corp.                        2.7
  (air transportation)
 AMR Corp.                          2.5
  (air transportation)
 The Descartes Systems Group Inc.   2.4
  (computer software and services)
 Rambus Inc.                        2.3
  (electrical & electronics)
----------------------------------------
 Top Ten                           35.3%
----------------------------------------


-------------------------------------------
VOLATILITY MEASURES
                                   WILSHIRE
            FUND  BEST FIT* FUND       5000
-------------------------------------------
 R-Squared  0.72   1.00     0.58       1.00
 Beta       0.80   1.00     1.10       1.00
-------------------------------------------

-----------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)
                                             WILSHIRE
                          FUND   BEST FIT*       5000
-----------------------------------------------------
 Auto & Transportation    13.5%    1.0%          1.7%
 Consumer Discretionary   14.1    15.6          12.0
 Consumer Staples          0.0     0.8           5.3
 Financial Services        5.1     8.2          17.0
 Health Care              17.3    22.5          12.4
 Integrated Oils           0.0     0.0           3.1
 Other Energy              3.2     8.0           2.6
 Materials & Processing    2.1     2.3           2.5
 Producer Durables         7.8     5.5           3.3
 Technology               34.7    33.8          26.4
 Utilities                 2.2     1.6           8.7
 Other                     0.0     0.7           5.0
-----------------------------------------------------

*S&P MidCap 400/BARRA Growth Index.

-----------------------------------------------------
INVESTMENT FOCUS

STYLE                        GROWTH
MARKET CAP                   MEDIUM
-----------------------------------
[GRAPHIC]

[COMPUTER GRAPHIC]
VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

                                      ----

GLOSSARY
   of Investment Terms


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

                                      ----

PERFORMANCE SUMMARY
   for Capital Opportunity Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                    AUGUST 14, 1995-OCTOBER 31, 2000

Fiscal Year      Total Return    S&P MidCap 400/BARRA Growth
1995                  -3.2                  -2.9
1996                  11.7                  15.9
1997                    -3                  33.2
1998                    10                   6.7
1999                  81.7                  40.4
2000                  60.4                    43





--------------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                          AUGUST 14, 1995-OCTOBER 31, 2000

--------------------------------------------------------------------------------
ANN RPT Cum Prfmc 10 yr Graph - Port/Bchmrk
- Vanguard Capital Opportunity Fund

                  Capital Opportunity Fund   Average Multi-Cap Growth Fund   S&P MidCap 400/BARRA Growth Index  Wilshire 5000
8/15/99                  25000                          25000                             25000                     25000
1995 10                  23960                          24948                             24278                     25332
1996 01                  22963                          26003                             25068                     27580
1996 04                  25620                          28580                             27968                     29070
1996 07                  22265                          26408                             25290                     28019
1996 10                  25703                          29288                             28133                     30887
1997 01                  28078                          32063                             30933                     34329
1997 04                  22735                          29840                             29443                     34196
1997 07                  26525                          36910                             37925                     41234
1997 10                  23953                          36353                             37483                     40631
1998 01                  23073                          37043                             37643                     42975
1998 04                  26398                          42698                             44155                     48991
1998 07                  25933                          41860                             41305                     48289
1998 10                  25298                          38683                             40008                     46667
1999 01                  32033                          49735                             50275                     54735
1999 04                  33250                          51190                             52198                     57308
1999 07                  39768                          52845                             54140                     57139
1999 10                  44165                          55663                             56165                     58641
2000 01                  57473                          70558                             65378                     62606
2000 04                  70570                          75605                             74460                     64319
2000 07                  69545                          76473                             75788                     63526
2000 10                  84026                          74767                             80315                     63391

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2000
                                    ------------------------------    FINAL VALUE
                                                             SINCE   OF A $25,000
                                    1 YEAR    5 YEARS    INCEPTION     INVESTMENT
---------------------------------------------------------------------------------

Capital Opportunity Fund*           58.77%     28.27%       26.17%        $84,026
Average Multi-Cap Growth Fund**     34.32      24.55        23.38          74,767
S&P MidCap 400/BARRA growth index   43.00      27.03        25.09          80,315
Wilshire 5000 Index                  8.10      20.14        19.54          63,391
---------------------------------------------------------------------------------

 *Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

                                      ----

A REPORT
   on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.


PRE-TAX AND AFTER-TAX                                               PERIODS ENDED OCTOBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR                FIVE YEARS        SINCE INCEPTION*
                                    -----------------------------------------------------------------

                                     PRE-TAX   AFTER-TAX    PRE-TAX   AFTER-TAX   PRE-TAX  AFTER-TAX
-----------------------------------------------------------------------------------------------------

Vanguard Capital Opportunity Fund     60.4%      59.1%       28.3%       27.4%     26.2%     25.3%
Average Mid-Cap Growth Fund**         40.5       37.0        22.2        19.0        --        --
-----------------------------------------------------------------------------------------------------

 *August 14, 1995.

**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2000 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

                                                  YOU CAN USE VANGUARD'S ONLINE
                            [COMPUTER GRAPHIC]   AFTER-TAX RETURN CALCULATOR AT
                                                     WWW.VANGUARD.COM/?AFTERTAX

                                      ----

FINANCIAL STATEMENTS
October 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
CAPITAL OPPORTUNITY FUND                 SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (12.5%)
    Delta Air Lines, Inc.                3,395,000        $ 160,414
*   FedEx Corp.                          3,080,000          144,329
*   AMR Corp.                            4,168,000          136,502
*(1)Atlantic Coast Airlines
    Holdings Inc.                        1,600,000           57,200
    UAL Corp.                            1,430,000           54,251
    Union Pacific Corp.                  1,080,000           50,625
*(1)America West Holdings Corp.
    Class B                              3,475,000           34,533
*(1)Midwest Express Holdings, Inc.       1,073,000           20,387
*   American Axle &
    Manufacturing Holdings, Inc.         1,175,000           14,614
*   Strattec Security Corp.                220,000            7,370
                                                           --------
                                                            680,225
                                                           --------
CONSUMER DISCRETIONARY (13.1%)
    RadioShack Corp.                     1,800,000          107,325
*(1)Tommy Hilfiger Corp.                 6,000,000           69,750
*(1)Linens 'n Things, Inc.               2,100,000           64,575
    Eastman Kodak Co.                    1,340,000           60,132
    TJX Cos., Inc.                       1,823,700           49,696
*   Robert Half International, Inc.      1,600,000           48,800
    Harcourt General, Inc.                 840,000           47,082
    Lowe's Cos., Inc.                      982,200           44,874
*   Tetra Tech, Inc.                     1,280,000           44,480
*(1)The Dress Barn, Inc.                 1,160,000           29,072
*   Polo Ralph Lauren Corp.              1,400,000           27,475
*   Best Buy Co., Inc.                     546,000           27,402
    WPP Group PLC ADR                      334,000           22,336
    Mattel, Inc.                         1,000,000           12,937
*   Abercrombie & Fitch Co.                537,000           12,653
*   Metro-Goldwyn-Mayer Inc.               500,000            9,844
*(1)REX Stores Corp.                       500,000            9,188
    Tiffany & Co.                          170,800            7,291
    Manpower Inc.                          125,000            4,352
*   Fox Entertainment Group,
    Inc. Class A                           200,000            4,300
    Houghton Mifflin Co.                   100,000            3,681
*   The Neiman Marcus Group,
    Inc. Class B                            90,390            3,130
    Circuit City Stores, Inc.              108,000            1,431
                                                            -------
                                                            711,806
                                                            -------
ENERGY (2.9%)
    Anadarko Petroleum Corp.             1,000,000           64,050
    Noble Affiliates, Inc.               1,000,000           36,688
*(1)Input/Output, Inc.                   2,823,000           23,819
*   Varco International, Inc.            1,140,000           19,665
    Pogo Producing Co.                     600,000           15,000
                                                            -------
                                                            159,222
                                                            -------

                                      ----

                                                            MARKET
                                                            VALUE*
CAPITAL OPPORTUNITY FUND                   SHARES            (000)
------------------------                   ------           ------
FINANCIAL SERVICES (4.8%)
     MBIA, Inc.                          1,400,000          101,762
     Wells Fargo Co.                     1,000,000           46,313
     Washington Mutual, Inc.               760,000           33,440
     HCC Insurance Holdings, Inc.        1,400,000           26,687
     Bank One Corp.                        500,000           18,250
     W.R. Berkley Corp.                    320,000           10,900
     The CIT Group, Inc.                   586,700           10,231
     Horace Mann Educators Corp.           300,000            5,044
     Zenith National Insurance Corp.       150,000            3,413
     UMB Financial Corp.                    66,000            2,236
                                                            -------
                                                            258,276
                                                            -------
HEALTH CARE (16.0%)
     Pharmacia Corp.                     7,352,200          404,371
     Biomet, Inc.                        3,417,500          123,671
*    ICOS Corp                      .    1,599,000           82,149
     Novartis AG ADR                     1,720,000           66,005
*    Chiron Corp.                        1,434,000           62,110
*    BioChem Pharma Inc.                 1,824,300           45,151
*    ALZA Corp.                            405,000           32,780
*    PE Corp.-Celera
      Genomics Group                       236,400           15,957
*    Biogen, Inc.                          210,000           12,639
*    Boston Scientific Corp.               487,000            7,762
*    Guidant Corp.                         130,000            6,882
*    Edwards Lifesciences Corp.            360,000            4,838
*    Novoste Corp.                         140,000            3,535
*    Osteotech, Inc.                       310,000            1,705
*    Amgen, Inc.                            25,000            1,448
     Mentor Corp.                           65,200            1,149
*    Genentech, Inc.                         3,216              265
                                                            -------
                                                            872,417
                                                            -------
MATERIALS & PROCESSING (2.0%)
     Sigma-Aldrich Corp.                 1,200,000           42,900
     Minerals Technologies, Inc.         1,000,000           31,312
     Engelhard Corp.                     1,200,000           25,050
*(1) Landec Corp.                        1,015,000            4,504
*    Wilson Greatbatch
      Technologies, Inc.                   118,500            2,844
     Chicago Bridge & Iron Co. NV           60,000              949
                                                            -------
                                                            107,559
                                                            -------
PRODUCER DURABLES (7.3%)
     Millipore Corp.                     2,005,000          105,262
     Tektronix, Inc.                     1,278,600           91,100
 (1) Thomas & Betts Corp.                4,850,000           73,356
*    Powerwave Technologies, Inc.          850,000           40,906
*(1) CUNO Inc.                           1,000,000           25,375
*    Plantronics, Inc.                     500,000           22,813
*    Metawave
      Communications Corp.               1,125,000           14,906
*    Ionics, Inc.                          685,000           14,342
*    Agilent Technologies, Inc.             73,245            3,392
     Lindsay Manufacturing Co.             158,100            3,320
                                                            -------
                                                            394,772
                                                            -------

TECHNOLOGY (32.3%)
     COMMUNICATIONS TECHNOLOGY (10.8%)
*    General Motors Corp. Class H        7,400,000          239,760
     Motorola, Inc.                      3,800,000           94,762
*    Research In Motion Ltd.               950,000           94,550
     Lucent Technologies, Inc.           2,816,350           65,656
*    Advanced Fibre
      Communications, Inc.               1,880,000           61,217
*(2) Centrinity Inc.                     1,209,302           23,389
*    Avaya Inc.                            234,695            3,154
*    Harmonic, Inc.                        100,000            1,450

     COMPUTER SERVICES SOFTWARE & SYSTEMS (7.9%)
     Sabre Holdings Corp.                4,467,013          149,366
*    The Descartes Systems
      Group Inc.                         3,245,000          131,422
     Adobe Systems, Inc.                 1,160,000           88,232
*    Citrix Systems, Inc.                1,860,000           41,152
*    Optimal Robotics Corp.                580,000           19,503
*    Selectica, Inc.                        25,000              659

     COMPUTER TECHNOLOGY (6.2%)
     Compaq Computer Corp.               8,500,000          258,485
*(1) Concurrent Computer Corp.           4,465,000           78,696

      ELECTRONICS (0.3%)
*     Amphenol Corp.                       200,000           12,850
*    ESCO Technologies Inc.               200,000            3,637

     ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.5%)
*    Micron Technology, Inc.             4,865,000          169,059
*    Rambus Inc.                         2,800,000          125,825
*    Lattice Semiconductor Corp.           900,000           26,269
*    Silicon Image, Inc.                 1,150,000           13,513
*    Maxim Integrated Products, Inc.       200,000           13,262
     Texas Instruments, Inc.               152,000            7,458

     ELECTRONICS--TECHNOLOGY (0.4%)
*    Coherent, Inc.                        620,000           21,584

     SCIENTIFIC EQUIPMENT & SUPPLIES (0.2%)
     PE Corp.-PE Biosystems Group           80,000            9,360
                                                          ---------
                                                          1,754,270
                                                          ---------
UTILITIES (2.0%)
     Sprint Corp.                        1,900,000           48,450
*    WorldCom, Inc.                      1,106,200           26,272
*    Cablevision Systems Corp.
      Class B                              250,000           18,625
*    TELUS Corp.                           657,963           16,696
                                                          ---------
                                                            110,043
                                                          ---------
-------------------------------------------------------------------

TOTAL COMMON STOCKS
     (COST $3,991,169)                                    5,048,590
-------------------------------------------------------------------

                                      ----

--------------------------------------------------------------------------------
                                          FACE               MARKET
                                        AMOUNT               VALUE*
TEMPORARY CASH INVESTMENTS (7.5%)        (000)                (000)
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.56%, 11/1/2000                      $409,174          $  409,174
  6.58%, 11/1/2000--Note G                 1,920               1,920
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $411,094)                                            411,094
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $4,402,263)                                        5,459,684
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                           5,491
Liabilities--Note G                                          (28,363)
                                                          ----------
                                                             (22,872)
                                                          ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 180,280,347 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                               $5,436,812
================================================================================

NET ASSET VALUE PER SHARE                                 $    30.16
================================================================================

-   See Note A in Notes to Financial Statements.

*   Non-income-producing security.

(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $490,455,000.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, the value of this security represented 0.4% of net assets.

ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
                                                   AMOUNT      PER
                                                    (000)    SHARE
--------------------------------------------------------------------------------
 AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital--Note E                       $4,009,401  $22.24
 Undistributed Net
  Investment Income--Note E                        25,708     .14
 Accumulated Net
  Realized Gains--Note E                          344,282    1.91
 Unrealized Appreciation--Note F                1,057,421    5.87
--------------------------------------------------------------------------------
 NET ASSETS                                    $5,436,812  $30.16
================================================================================



                                      ----

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                              CAPITAL OPPORTUNITY FUND
                                           YEAR ENDED OCTOBER 31, 2000
                                                                 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                              $   22,923
  Interest                                                    29,979
  Security Lending                                             2,809
--------------------------------------------------------------------------------
   Total Income                                               55,711
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                            11,224
  The Vanguard Group--Note C
   Management and Administrative                              15,669
   Marketing and Distribution                                    350
  Custodian Fees                                                  16
  Auditing Fees                                                    9
  Shareholders' Reports                                           37
  Trustees' Fees and Expenses                                      5
--------------------------------------------------------------------------------
Total Expenses                                                27,310
   Expenses Paid Indirectly--Note D                               (7)
--------------------------------------------------------------------------------
   Net Expenses                                               27,303
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         28,408
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*             359,116
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
INVESTMENT SECURITIES                                        819,134
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $1,206,658
================================================================================

*Dividend income and realized net gain from affiliated companies were $1,149,000 and $17,186,000, respectively.

                                      ----

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------
                                                 CAPITAL OPPORTUNITY FUND
                                                  YEAR ENDED OCTOBER 31,
                                            ------------------------------------

                                                    2000        1999
                                                   (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $   28,408  $    1,621
  Realized Net Gain                              359,116      50,546
  Change in Unrealized Appreciation
  (Depreciation)                                 819,134     237,992
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
    Operations                                 1,206,658     290,159
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (3,013)       (218)
  Realized Capital Gain                          (50,784)    (13,028)
--------------------------------------------------------------------------------
   Total Distributions                           (53,797)    (13,246)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                       3,427,295     897,189
  Issued in Lieu of Cash Distributions            51,623      12,640
  Redeemed*                                     (484,273)    (53,553)
--------------------------------------------------------------------------------
   Net Increase from Capital Share
    Transactions                               2,994,645     856,276
--------------------------------------------------------------------------------
  Total Increase                               4,147,506   1,133,189
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                            1,289,306     156,117
--------------------------------------------------------------------------------
  End of Year                                 $5,436,812  $1,289,306
================================================================================

(1)Shares Issued (Redeemed)
    Issued                                       128,205      55,432
    Issued in Lieu of Cash Distributions           2,344       1,081
    Redeemed                                     (16,927)     (3,462)

--------------------------------------------------------------------------------
   Net Increase in Shares Outstanding            113,622      53,051
================================================================================

 *Net of redemption fees of $3,843,000 and $398,000, respectively.


                                      ----

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-----------------------------------------------------------------------------------------------------
                                                              CAPITAL OPPORTUNITY FUND
                                                               YEAR ENDED OCTOBER 31,
                                              -------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR      2000       1999      1998     1997       1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $19.34     $11.47    $10.48   $10.81     $ 9.71
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .161       .029      .021    .037         .01
  Net Realized and Unrealized Gain (Loss) on
   Investments                                  11.284      8.751     1.014   (.360)       1.12
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations             11.445      8.780     1.035   (.323)       1.13
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.035)     (.015)    (.045)  (.007)       (.03)
  Distributions from Realized Capital Gains      (.590)     (.895)       --      --          --
-----------------------------------------------------------------------------------------------------
   Total Distributions                           (.625)     (.910)    (.045)  (.007)       (.03)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $30.16     $19.34    $11.47  $10.48      $10.81
=====================================================================================================

TOTAL RETURN*                                   60.37%     81.74%     9.95%  -2.99%      11.67%
=====================================================================================================


RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)            $5,437     $1,289      $156     $69        $115
  Ratio of Total Expenses to Average Net Assets  0.62%      0.75%     0.94%   0.49%       0.50%
  Ratio of Net Investment Income to
    Average Net Assets                           0.64%      0.31%     0.18%   0.27%       0.11%
  Portfolio Turnover Rate                          15%        22%      103%    195%        128%
=====================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.


                                      ----

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 2000, the advisory fee represented an effective annual rate of 0.25% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $1,061,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2000, custodian fee offset arrangements reduced expenses by $7,000.

E. During the year ended October 31, 2000, the fund purchased $3,429,133,000 of investment securities and sold $594,361,000 of investment securities, other than temporary cash investments.

                                      ----

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,207,000 from undistributed net investment income, and $14,539,000 from accumulated net realized gains, to paid in capital.

F. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,057,421,000, consisting of unrealized gains of $1,384,773,000 on securities that had risen in value since their purchase and $327,352,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at October 31, 2000, was $1,704,000, for which the fund held cash collateral of $1,920,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


                                      ----

REPORT
   of Independent Accountants


To the Shareholders and Trustees of Vanguard Capital Opportunity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000


--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD CAPITAL OPPORTUNITY FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $34,011,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 9.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                                      ----

THE VANGUARD(R)
   Family of Funds


STOCK FUNDS                             U.S. Growth Fund                       Long-Term Corporate Fund
500 Index Fund                          U.S. Value Fund                        Long-Term Tax-Exempt Fund
Calvert Social Index(TM) Fund           Utilities Income Fund                  Long-Term Treasury Fund
Capital Opportunity Fund                Value Index Fund                       Preferred Stock Fund
Convertible Securities Fund             Windsor(TM) Fund                       Short-Term Bond Index Fund
Developed Markets Index Fund            Windsor(TM) II Fund                    Short-Term Corporate Fund
Emerging Markets Stock                                                         Short-Term Federal Fund
  Index Fund                            BALANCED FUNDS                         Short-Term Tax-Exempt Fund
Energy Fund                             Asset Allocation Fund                  Short-Term Treasury Fund
Equity Income Fund                      Balanced Index Fund                    State Tax-Exempt Bond Funds
European Stock Index Fund               Global Asset Allocation Fund             (California, Florida,
Explorer(TM) Fund                       LifeStrategy(R) Conservative             Massachusetts, New Jersey,
Extended Market Index Fund                Growth Fund                            New York, Ohio, Pennsylvania)
Global Equity Fund                      LifeStrategy(R) Growth Fund            Total Bond Market Index Fund
Gold and Precious Metals Fund           LifeStrategy(R) Income Fund
Growth and Income Fund                  LifeStrategy(R) Moderate
  Growth Equity Fund                      Growth Fund                          MONEY MARKET FUNDS
Growth Index Fund                       STAR(TM) Fund                          Admiral(TM) Treasury Money
Health Care Fund                        Tax-Managed Balanced Fund                Market Fund
Institutional Developed Markets         Wellesley(R) Income Fund               Federal Money Market Fund
  Index Fund                            Wellington(TM) Fund                    Prime Money Market Fund
Institutional Index Fund                                                       State Tax-Exempt Money Market
International Growth Fund               BOND FUNDS                             Funds (California, New Jersey,
International Value Fund                Admiral(TM) Intermediate-Term            New York, Ohio, Pennsylvania)
Mid-Cap Index Fund                        Treasury Fund                        Tax-Exempt Money Market Fund
Morgan(TM) Growth Fund                  Admiral(TM) Long-Term                  Treasury Money Market Fund
Pacific Stock Index Fund                  Treasury Fund
PRIMECAP Fund                           Admiral(TM) Short-Term                 VARIABLE ANNUITY PLAN
REIT Index Fund                           Treasury Fund                        Balanced Portfolio
Selected Value Fund                     GNMA Fund                              Diversified Value Portfolio
Small-Cap Growth Index Fund             High-Yield Corporate Fund              Equity Income Portfolio
Small-Cap Index Fund                    High-Yield Tax-Exempt Fund             Equity Index Portfolio
Small-Cap Value Index Fund              Inflation-Protected Securities Fund    Growth Portfolio
Strategic Equity Fund                   Insured Long-Term                      High-Grade Bond Portfolio
Tax-Managed Capital                       Tax-Exempt Fund                      High Yield Bond Portfolio
  Appreciation Fund                     Intermediate-Term Bond                 International Portfolio
Tax-Managed Growth and                    Index Fund                           Mid-Cap Index Portfolio
  Income Fund                           Intermediate-Term Corporate Fund       Money Market Portfolio
Tax-Managed International Fund          Intermediate-Term                      REIT Index Portfolio
Tax-Managed Small-Cap Fund                Tax-Exempt Fund                      Short-Term Corporate Portfolio
Total International Stock               Intermediate-Term Treasury Fund        Small Company Growth Portfolio
  Index Fund                            Limited-Term Tax-Exempt Fund
Total Stock Market Index Fund           Long-Term Bond Index Fund



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

                                      ----

THE PEOPLE
   Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm
& Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DiSTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MacKINNON, Fixed Income Group.

F. WILLIAM McNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

                                                    [THE VANGUARD GROUP LOGO]

                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1110 122000

                               VANGUARD(R) GLOBAL
                               ASSET ALLOCATION FUND



                       Annual Report -- October 31, 2000



                                    [PHOTO]

                           [THE VANGUARD GROUP LOGO]

                                 OUR REPORTS TO
                                   THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

        In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

        We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

        - Larger type and redesigned graphics to make the reports easier to read.

        - An at-a-glance summary of key points about fund performance and the financial markets.

        - A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

        - Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

        We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

- Vanguard Global Asset Allocation Fund posted a 6.0% fiscal-year return during a volatile period in worldwide financial markets.

- The rise in the U.S. dollar's value offset gains from most foreign markets during the 12 months.

- The fund's heavy concentration in U.S. bonds and short-term reserves meant lower volatility than that of its average peer, but also lower returns.

CONTENTS

 1   Letter from the Chairman

 6   Report from the Adviser

 9   Fund Profile

10   Glossary of Investment Terms

11   Performance Summary

12   Report on After-Tax Returns

13   Financial Statements

24   Report of Independent Accountants

LETTER
   from the Chairman


Fellow Shareholders,

During the 12 months ended October 31, 2000, skyrocketing growth stocks came back to earth, once-neglected bonds and value stocks drew increased attention, and a strong U.S. dollar diminished returns from foreign markets. VANGUARD GLOBAL ASSET ALLOCATION FUND earned a fiscal-year return of 6.0%, which lagged those of its benchmarks due in part to its light exposure to U.S. stocks.

        The table at right presents the 12-month total returns (capital change plus reinvested dividends) for the fund, its average peer, and the unmanaged Global Balanced Index--a composite benchmark of stocks, bonds, and cash that we consider the best fit for our fund. The table also includes the return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a broad benchmark for the developed stock markets outside the United States.

2000 TOTAL RETURNS                  FISCAL YEAR ENDED
                                           OCTOBER 31
-----------------------------------------------------
Vanguard Global Asset Allocation Fund            6.0%
Average Global Flexible Fund*                    7.7
Global Balanced Index**                          6.9
MSCI EAFE Index                                 -2.7
-----------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash investments; the stock and bond components are based on established local market indexes in each country.

        The fund's return is based on a change in net asset value from $11.59 per share on October 31, 1999, to $10.99 per share on October 31, 2000, and is adjusted for a dividend of $0.52 per share paid from net investment income and a distribution of $0.73 per share paid from net realized capital gains.

MARKET BAROMETER                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED OCTOBER 31, 2000

                                                       ONE   THREE     FIVE
                                                      YEAR   YEARS    YEARS
---------------------------------------------------------------------------
STOCKS
    S&P 500 Index (Large-caps)                        6.1%   17.6%    21.7%
    Russell 2000 Index (Small-caps)                  17.4     5.9     12.4
    Wilshire 5000 Index (Entire market)               8.1    16.0     20.1
    MSCIEAFE Index (International)                   -2.7     9.7      8.9
---------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index (Entire market)       7.3%    5.7%     6.3%
    Lehman 10 Year Municipal Bond Index               8.2     5.0      5.7
    Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                        5.7     5.2      5.2
===========================================================================
CPI
    Consumer Price Index                              3.4%    2.5%     2.5%
---------------------------------------------------------------------------

        If you own Vanguard Global Asset Allocation Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.


                                     -----
                                       1

FINANCIAL MARKETS IN REVIEW

Fueled by a booming economy and investors' enthusiasm for technology-related stocks, the U.S. stock market soared during the first few months of the fiscal year. Tech stocks also led the parade in most international markets. But as the period progressed, data suggested that the U.S. economy's expansion was decelerating to a moderate pace, in part due to a series of short-term interest rate hikes by the Federal Reserve Board to slow the economy and forestall inflation.

        Concerns about a slowdown in the United States--the world's key economic locomotive--worried investors, as did steeply rising energy prices and a declining euro (a handicap for U.S. companies with overseas operations). Investors in the United States and abroad grew particularly wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. Growth stocks generally plunged during the last two-thirds of the fiscal year. However, because of strong early gains, most U.S. equity indexes still notched a positive return for the fiscal year. As growth stocks slumped, value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--tended to benefit from the market's increased emphasis on fundamentals such as current earnings. The overall U.S. stock market returned 8.1%--a solid result but below the double-digit gains of the past several years. Mid- and small-capitalization stocks, for a change, significantly outperformed large-cap stocks.

        In overseas markets, a similar divergence between growth and value stocks emerged within the EAFE Index, a measure of 20 developed foreign markets. Growth stocks got off to a fast start, but value stocks did better thereafter and generally outpaced growth stocks for the full fiscal year. As the table above shows, the index's growth stocks--led by those in the technology, media, and telecommunications sectors--rose strongly during the first four months of the fiscal year, then reversed course. Returns for the index's value stocks were far less volatile--and actually registered gains after the first four months of the year.

TOTAL RETURNS

                      OCT. 31, 1999, TO    FEB. 29, 2000, TO    FISCAL
                          FEB. 29, 2000        OCT. 31, 2000      2000
----------------------------------------------------------------------
MSCI EAFE Growth Index            18.9%               -21.9%     -7.2%
MSCI EAFE Value Index             -1.4                  2.8       1.4
----------------------------------------------------------------------

        When measured in local currencies, Europe's major markets registered higher returns than that of the overall U.S. market. But, as the table on the facing page shows, the declining value of currencies relative to the U.S. dollar sharply cut returns from international markets. In the Pacific markets, the dollar's strength exacerbated negative returns. A stronger dollar diminishes returns from foreign securities for U.S. investors because the foreign currency can be exchanged for fewer dollars. (Conversely, a weaker dollar augments


                                     -----
returns earned abroad for U.S. investors.) Investors in international markets bear the risks of stock-market fluctuations and of changes in currency exchange rates. During the fiscal year, the euro--the common currency for 11 European countries--fell nearly -20% versus the dollar.

        In the fixed income arena, a diminishing supply of long-term U.S. Treasury bonds--made possible by a rising federal budget surplus--helped drive Treasury prices up and yields down: The 30-year Treasury's yield fell from 6.16% to 5.79% during the fiscal year, and the yield of the 10-year Treasury note declined by about one-quarter percentage point. In general, bonds turned in solid results during the 12 months. The Lehman Brothers Aggregate Bond Index, a proxy for U.S. investment-grade bonds, returned 7.3%--better than that of the Standard & Poor's 500 Index, a measure of mostly large-cap U.S. stocks.

TOTAL RETURNS                                     TWELVE MONTHS ENDED
                                                     OCTOBER 31, 2000
                                 BASED ON
                                    LOCAL     CURRENCY       BASED ON
INDEX                            CURRENCY       EFFECT   U.S. DOLLARS
---------------------------------------------------------------------
MSCI EAFE                           12.1%       -14.8%          -2.7%
---------------------------------------------------------------------
MSCI Europe                         21.4%       -20.3%           1.1%
MSCI Pacific Free                   -5.2         -5.2          -10.4
---------------------------------------------------------------------
Wilshire 5000 Total Market (U.S.)    8.1%          --            8.1%
---------------------------------------------------------------------

        Short-term interest rates rose substantially during the year, with the yield of 3-month U.S. Treasury bills increasing 1.3 percentage points. The increase essentially matched the 1.25-point boost in the federal funds rate, accomplished in four steps by the Federal Reserve.

        The European Central Bank also progressively raised interest rates--by a total of 2.25 percentage points during the fiscal year--in an effort to bolster the falling euro and stave off inflation. The ECB, the Fed, and other central banks also sought to prop up the euro by intervening in currency markets in September 2000 to sell dollars and purchase euros.

FISCAL 2000 PERFORMANCE OVERVIEW

Vanguard Global Asset Allocation Fund's return was modestly lower than those of its benchmarks, but the ride for the fund was much less bumpy. During the last seven months of fiscal 2000--a particularly turbulent stretch for stock markets--our fund returned -0.4%. However, the Global Balanced Index declined -1.5% and the average peer fund fell -5.2%. Because of its value orientation--and thus its commitment to lower-priced equities--our fund had a lighter exposure to stocks (less than 30% of fund assets were in equities through most of the fiscal year) than our benchmark index or average peer fund. We were particularly underweighted versus these benchmarks in U.S. stocks, which early in the fiscal year were selling for much higher prices


                                     -----
than stocks elsewhere. As the year unfolded, that defensive stance proved to be prudent. However, it also meant that our fund did not fully participate in the big early gains for U.S. stocks.

        In addition, because foreign stocks and bonds constituted roughly one-third of the fund's assets, Global Asset Allocation's performance was hurt by the strength of the U.S. dollar. The euro's weakness affected our holdings in Germany, France, and Spain, while a -10% drop in the British pound cut returns from the United Kingdom, where we had about 10% of our assets, our largest allocation to a foreign market. Similarly, declines in the Canadian dollar (-4%), the Australian dollar (-18%), and the Japanese yen (-4%) nicked our returns, which, of course, are denominated in U.S. dollars.

        On the upside, our fund benefited from its relatively large weightings in cash reserves and U.S. Treasury securities, which fared well. As of October 31, the fund's assets were roughly evenly divided between stocks, bonds, and cash.

LONG-TERM PERFORMANCE OVERVIEW

Though a review of a single year's results can be helpful, we've always believed that a long-term view is much more important. The table below shows the results of a hypothetical $10,000 invested in the Global Asset Allocation Fund on its inception date, as well as equivalent investments in its average peer, the composite index, and the EAFE Index.

TOTAL RETURNS                          AUGUST 14, 1995, THROUGH
                                               OCTOBER 31, 2000

                                  AVERAGE        FINAL VALUE OF
                                   ANNUAL             A $10,000
                                   RETURN    INITIAL INVESTMENT
---------------------------------------------------------------
Vanguard Global
 Asset Allocation Fund              10.6%               $16,933
Average Global Flexible Fund        11.1                 17,317
Global Balanced Index               14.1                 19,850
MSCIEAFE Index                       8.6                 15,357
---------------------------------------------------------------

        During its relatively short history of a little more than five years, our fund has outpaced the broad international stock market but lagged the returns of its average peer fund and the composite index. Over much of this period, the Global Asset Allocation Fund has held more cash, more bonds, and less stocks--particularly fewer U.S. equities--than its benchmarks. Our more cautious stance made your fund's returns less volatile than those of our benchmarks, but it also meant that we underperformed them. Any underexposure to U.S. stocks has hurt during this period, given the average return on U.S. equities of about 20% per year for the five years.

        Our shortfall versus the balanced index is also partly due to cost:
Indexes are theoretical constructs that do not incur the actual operating and transaction costs that funds must bear. While any expenses are a hindrance in comparison


                                     -----
with an unmanaged index, our low operating costs provide us an enduring advantage over our mutual fund peers. The Global Asset Allocation Fund's expense ratio (expenses as a percentage of average net assets) of 0.56%, or $5.60 per $1,000 in assets, is a fraction of the 1.69% ($16.90 per $1,000) charged by our average competitor. This gives our adviser a head start each year in its effort to provide superior returns. Costs matter because they directly reduce a fund's returns, and that cost advantage compounds over years and decades.

        Certainly, the allure of U.S. equities has been powerful over the past several years. But it's important to keep three points in mind. First, the performance of the domestic stock market over the past decade was one of its best ever. The second point is that U.S. stocks don't always lead the world--during the 1980s, both U.S. bonds and foreign equities outperformed U.S. stocks. Finally, a big reason for the more recent underperformance of foreign stocks has been the rise in the U.S. dollar. Yet currency exchange rates--like financial market returns--have a way of ebbing and flowing. The dollar could very well weaken versus other currencies, especially given the U.S. economy's large trade deficits.

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks here and abroad swooned, and value stocks came to the fore. And once-neglected U.S. bonds posted solid results that outpaced many stocks, both foreign and domestic.

        Perhaps the one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are constant companions for investors. A balanced investment program--a mix of short-term investments, bonds, and diversified stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, financial situation, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,
                                                                         [PHOTO]
/s/ JOHN J. BRENNAN                                              JOHN J. BRENNAN
                                                                    Chairman and
November 29, 2000                                        Chief Executive Officer


                                     -----
                                       5

REPORT
   from the Adviser                              STRATEGIC INVESTMENT MANAGEMENT


VANGUARD GLOBAL ASSET ALLOCATION FUND's total return of 0.6% led those of both its global benchmark index (+0.4%) and its average peer (-2.3%) during the second half of the fiscal year ended October 31, 2000. However, this was not enough to erase a performance shortfall during the first half. For the full 12 months, our 6.0% return lagged results for the index (+6.9%) and the average global flexible fund (+7.7%). Your fund benefited from its defensive posture during the year but was hurt by the decline of foreign currencies versus the U.S. dollar.

THE INVESTMENT ENVIRONMENT

Fixed income markets, which provided the bulk of the fund's gains, produced a relatively consistent return during the fiscal year. Global equity markets, by contrast, were quite volatile, with an 8.5% gain in the first half followed by a -2.2% return in the second six months (as measured by the equity portion of our benchmark index). During the first half of the year, investors worried that global growth was overly strong and inflationary; then they started worrying that economic growth and corporate profitability would become sluggish, particularly if capital spending wanes. Most currencies declined sharply versus the dollar, especially in the latter half of the year, as large capital inflows (partially driven by foreign acquisitions of U.S. businesses) drove local currencies sharply downward. All told, the equity portion of the global balanced index (50% hedged) returned 6.1% during the year, compared with a 7.9% return for the fixed income portion (which is 100% hedged) and a 6.0% return for cash investments.

OUR SUCCESSES

The fund benefited from its overweighting in U.S. bonds relative to U.S. equities. Bond yields fell and bond prices rose during the year, enabling bond returns to edge out those from stocks, especially the large-capitalization growth issues that dominate index weightings. The fund's allocation shifts also helped its returns compared with the benchmark. Our global equity exposure reached a low of 19% in mid-April, just when equity markets were peaking. As stock prices have


                                     -----
fallen, we have since increased equity exposure to 32%, which is still below that of the index. The fund's moves from being overweight to being underweight in Japanese equities were well-timed. Another plus was being generally overweighted in German stocks. And the fund benefited from our decision to increase holdings of U.S. Treasury inflation-indexed securities, the best-performing segment of the U.S. bond market. The combination of a defensive stance and our allocation shifts kept the fund's price volatility almost 50% lower than that of peer funds or our index benchmark.

OUR SHORTFALLS

The fund's large exposure to foreign currencies caused us to fall short of our benchmark index. As the euro and other currencies declined to significantly undervalued levels, our foreign currency exposure grew to about 32% of the fund, almost 17% above the exposure of the benchmark. During the fiscal year, the euro declined more than 19% against the U.S. dollar. The Australian and U.K. currencies also fell sharply. We believe that our overweighting of these currencies will be proven to be premature, not wrong. Because these currencies appear to be quite cheap versus the U.S. dollar (by such measures as purchasing power), we expect an eventual payoff from our stance.

        The fund's shortfall versus its peer funds stemmed primarily from our underweighting in U.S. mid-cap stocks, which performed particularly well during the first half of the year. We gained on the average peer during the second half as the U.S. equity market, mid-caps included, declined.

        The Global Asset Allocation Fund has lagged our benchmarks for most of the past five years because of our disciplined, fundamentally value-based, approach to asset allocation. Although our approach resulted in some lost opportunities during the exceptional equity markets of the past several years, we are confident that a long-term, disciplined method of investing is rational and will be rewarding in the long term, as it was in the second half of this fiscal year. And our approach has meant that your fund's share price has been about half as volatile as our benchmarks.

OUR POSITIONS

The fund remains significantly underweighted versus our index in U.S. and Japanese stocks, but it is overweighted in European, Canadian, Australian, and emerging market equities. Overall, the fund's commitment to equities is about half the index weight. The fund is significantly overweighted in cash investments and low-volatility Treasury inflation-indexed issues. The fund's fixed income exposure is roughly equal to that of its benchmark. We are underweighted in non-U.S. bonds, especially low-yielding Japanese bonds. Compared with the index, the fund has a significantly greater exposure to foreign currencies (except for the Japanese yen) in relation to the underlying


                                     -----
international assets we hold. We achieve most of the fund's stock exposure by holding equity index futures based on U.S. and international market indexes.

        Our disciplined investment process bases the fund's asset allocation, fixed income maturity, and currency exposure on the degree to which an asset is priced to produce unusually high or low risk-adjusted future returns. Because market prices fluctuate much more than do key market fundamentals, our calculations of future returns will typically fluctuate inversely with exaggerated swings in market prices.

        This process typically results in a value-oriented set of portfolio positions. Our measured approach provides attractive relative returns when markets and fundamentals shift toward the long-term equilibrium, as they did in August 1998, September 1999, and mid-March to mid-October 2000. This approach provides disappointing relative returns, however, when market trends extend well beyond normal equilibrium. This, we would argue, was certainly the case with the U.S. stock market in the first half of fiscal 2000 and with the U.S. dollar over the past four months. Ultimately, we believe that our process produces a rational, diversified, long-term approach to creating and preserving wealth and to controlling investment risk.

Michael A. Duffy, Managing Director
Eric Bendickson, Portfolio Manager

November 10, 2000

PORTFOLIO CHANGES                            FISCAL YEAR ENDED OCTOBER 31, 2000

                                 COMMENTS
-------------------------------------------------------------------------------
ADDITIONS
    Euros and U.K. pounds        Attractive valuations.
-------------------------------------------------------------------------------
    U.S. Treasury                Attractive real yields;
      inflation-indexed          a hedge against
      securities                 higher inflation.
-------------------------------------------------------------------------------
    U.S. and European equities   Valuations improved as equity prices
                                 and bond yields declined.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REDUCTIONS
    U.S. government bonds        Less attractive valuations as yields declined.
-------------------------------------------------------------------------------
    Japanese equities            Persistent weak corporate profitability
                                 and rising real yields.
-------------------------------------------------------------------------------
    Cash investments             Other assets, namely equities and inflation-
                                 indexed bonds, grew more attractive.
-------------------------------------------------------------------------------


INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE OBTAINED BY USING QUANTITATIVE MODELS TO TAKE ADVANTAGE OF MISPRICINGS IN THE STOCK, BOND, AND CASH MARKETS OF MAJOR INDUSTRIALIZED COUNTRIES BY INVESTING IN THE ASSET CLASSES THAT OFFER THE HIGHEST RETURNS RELATIVE TO RISK. THE FUND MAY INVEST IN STOCKS, BONDS, OR MONEY MARKET SECURITIES IN THE MARKETS OF SEVERAL NATIONS, INCLUDING THE UNITED STATES, JAPAN, GERMANY, FRANCE, THE UNITED KINGDOM, AND AUSTRALIA.

                                                                     SEE PAGE 13
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

                                     -----

FUND PROFILE                                              AS OF OCTOBER 31, 2000
   for Global Asset Allocation Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

------------------------------------------------------
 PORTFOLIO CHARACTERISTICS

                                                  FUND
------------------------------------------------------
 Turnover Rate                                    137%
 Expense Ratio                                   0.56%
 Cash Investments                                34.7%
------------------------------------------------------

------------------------------------------------------
 VOLATILITY MEASURES
                                             MSCI EAFE
                  FUND  BEST FIT*      FUND      INDEX
------------------------------------------------------
 R-Squared        0.81       1.00      0.81       1.00
 Beta             0.54       1.00      0.31       1.00
------------------------------------------------------

------------------------------------------------------
 COUNTRY DIVERSIFICATION
   (% OF TOTAL NET ASSETS)

                            STOCKS    BONDS       CASH
------------------------------------------------------
 EUROPE
 United Kingdom               8.1%     1.4%       0.0%
 Germany                      5.0      2.3        0.0
 France                       2.2      0.6        0.0
 Spain                        0.6      0.0        0.0
------------------------------------------------------
 Subtotal                    15.9%     4.3%       0.0%
------------------------------------------------------
 PACIFIC
 Japan                        2.6%     0.0%       0.0%
 Australia                    2.0      0.4        0.0
------------------------------------------------------
 Subtotal                     4.6%     0.4%       0.0%
------------------------------------------------------
 EMERGING MARKETS
 Latin America                0.8%     0.0%       0.0%
 South Korea                  0.7      0.0        0.0
 Thailand                     0.1      0.0        0.0
 Mexico                       0.1      0.0        0.0
------------------------------------------------------
 Subtotal                     1.7%     0.0%       0.0%
------------------------------------------------------
 NORTH AMERICA
 United States                6.6%    27.1%      34.7%
 Canada                       3.4      1.3        0.0
------------------------------------------------------
 Subtotal                    10.0%    28.4%      34.7%
------------------------------------------------------
 Total                       32.2%    33.1%      34.7%
------------------------------------------------------

 *Global Balanced Index.

                         [ASSET ALLOCATION PIE CHART]

------------------------------------------------------
 FUND ASSET ALLOCATION

CASH INVESTMENTS                                   35%
BONDS                                              33%
STOCKS                                             32%
------------------------------------------------------

                       [ALLOCATION BY REGION PIE CHART]

------------------------------------------------------
 ALLOCATION BY REGION

NORTH AMERICA                                      59%
EUROPE                                             31%
PACIFIC                                             8%
EMERGING MARKETS                                    2%
------------------------------------------------------

                                         [COMPUTER GRAPHIC]    VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


                                     -----

GLOSSARY
   of Investment Terms


ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------


                                     -----

PERFORMANCE SUMMARY
   for Global Asset Allocation Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)       AUGUST 14, 1995-OCTOBER 31, 2000

-------------------------------------------------------------------
            GLOBAL ASSET ALLOCATION FUND              GLOBAL INDEX*
FISCAL     CAPITAL     INCOME       TOTAL                     TOTAL
YEAR        RETURN     RETURN      RETURN                    RETURN
-------------------------------------------------------------------
1995          2.4%       0.0%        2.4%                      2.8%
1996         10.2        2.1        12.3                      15.6
1997          4.1        5.6         9.7                      16.9
1998          4.3        7.3        11.6                      14.9
1999          7.4        6.0        13.4                      16.4
2000          1.4        4.6         6.0                       6.9
-------------------------------------------------------------------

*Global Balanced Index.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

                           [PERFORMANCE LINE GRAPH]

----------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                      AUGUST 14, 1995-OCTOBER 31, 2000

            Global Asset     Average Global         Global         MSCI EAFE
          Allocation Fund    Flexible Fund      Balanced Index      Index
8/14/95       $10000            $10000             $10000          $10000
1995 10        10137             10175              10283           10006
1996 01        10675             10788              11028           10750
1996 04        10588             11121              11260           11344
1996 07        10551             10927              11177           10879
1996 10        10939             11559              11887           11086
1997 01        11056             12200              12493           10989
1997 04        11183             12266              12814           11277
1997 07        11848             13740              14323           12886
1997 10        11527             13226              13895           11632
1998 01        11942             13477              14647           12153
1998 04        12302             14708              15806           13445
1998 07        12334             14561              16065           13627
1998 10        12353             13807              15959           12789
1999 01        12987             14998              17344           13943
1999 04        13438             15544              18073           14764
1999 07        13327             15738              18057           14992
1999 10        13461             16086              18572           15778
2000 01        13706             17318              19166           16670
2000 04        13900             17639              19780           16856
2000 07        13938             17661              19812           16382
2000 10        16933             17317              19850           15357

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED OCTOBER 31, 2000
                                              ------------------------------
                                                                              FINAL VALUE
                                                                      SINCE  OF A $10,000
                                                1 YEAR   5 YEARS  INCEPTION    INVESTMENT
-----------------------------------------------------------------------------------------
Global Asset Allocation Fund*                    4.98%     10.58%    10.63%       $16,933
Average Global Flexible Fund**                   7.65      11.22     11.11         17,317
Global Balanced Index                            6.88      14.06     14.05         19,850
MSCI EAFE Index                                 -2.66       8.95      8.58         15,357
-----------------------------------------------------------------------------------------

 *Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.
**Derived from data provided by Lipper Inc.


                                     -----

A REPORT
   on Your Fund's After-Tax Returns


This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

        If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

        Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                             PERIODS ENDED OCTOBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                             ONE YEAR            FIVE YEARS         SINCE INCEPTION*
                                       ---------------------------------------------------------------

                                       PRE-TAX   AFTER-TAX   PRE-TAX   AFTER-TAX   PRE-TAX   AFTER-TAX
------------------------------------------------------------------------------------------------------
Vanguard Global Asset Allocation Fund     6.0%        1.8%     10.6%        7.1%     10.6%        7.3%
Average International Hybrid Fund**       7.1         5.0       7.4         4.7        --          --
------------------------------------------------------------------------------------------------------

 *August 14, 1995.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

        The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

        We must stress that because many interrelated factors affect how tax-friendly a fund may be, it is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

        Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2000 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

                               [COMPUTER GRAPHIC]  YOU CAN USE VANGUARD'S ONLINE
                                                  AFTER-TAX RETURN CALCULATOR AT
                                                      WWW.VANGUARD.COM/?AFTERTAX
                                                TO GET A CUSTOMIZED CALCULATION.


                                     -----

FINANCIAL STATEMENTS
   October 31, 2000


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The fund also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUEo
GLOBAL ASSET ALLOCATION FUND              COUPON              DATE              (000)      (000)
------------------------------------------------------------------------------------------------
BONDS (33.1%)
------------------------------------------------------------------------------------------------
AUSTRALIA (0.4%)
Queensland Treasury Global Note            6.50%         6/14/2005          AUD   900   $    468

CANADA (1.3%)
Canada Government Bond                     6.00%          6/1/2008          CAD 1,300        857
Canada Government Bond                     7.00%         12/1/2006          CAD   800        553
                                                                                        --------
                                                                                           1,410
                                                                                        --------

FRANCE (0.6%)
France O.A.T.                              5.50%         4/25/2029          EUR   762        628
                                                                                        --------

GERMANY (2.3%)
Bundes Obligation                         4.125%         8/27/2004          EUR 1,000        819
Deutschebund                              5.375%          1/4/2010          EUR 2,000      1,716
                                                                                        --------
                                                                                           2,535
                                                                                        --------

UNITED KINGDOM (1.4%)
U.K. Treasury                              5.75%         12/7/2009          GBP 1,000      1,513
                                                                                        --------

UNITED STATES (27.1%)
Federal Home Loan Bank                    5.625%         6/10/2003           $  2,000      2,856
U.S. Treasury Bond                         5.25%        11/15/2028              4,500      4,094
U.S. Treasury Inflation Indexed Note      3.375%         1/15/2007              2,180      2,124
U.S. Treasury Inflation Indexed Note      3.625%         7/15/2002 (3)          2,157      2,161
U.S. Treasury Inflation Indexed Note      3.875%         1/15/2009 (3)         11,584     11,584
U.S. Treasury Note                         4.75%        11/15/2008              1,000        931


                                     -----

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUEo
GLOBAL ASSET ALLOCATION FUND              COUPON              DATE              (000)      (000)
------------------------------------------------------------------------------------------------
U.S. Treasury Note                         6.00%         8/15/2009           $  3,000   $  3,030
U.S. Treasury Note                        6.375%         4/30/2002              3,000      3,010
                                                                                        --------
                                                                                          29,790
                                                                                        --------
------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $37,028)                                                                         36,344
------------------------------------------------------------------------------------------------
                                                                               SHARES
------------------------------------------------------------------------------------------------
EQUITY SECURITIES (6.2%)(1)
------------------------------------------------------------------------------------------------
CANADA (1.5%)
*  Celestica Inc.                                                               3,500        249
*  Research in Motion Ltd.                                                      1,200        119
*  Biochem Pharma Inc.                                                          4,000         98
   Toronto-Dominion Bank                                                        3,500         96
   Canadian Pacific Ltd.                                                        3,200         93
   Telus Corp.                                                                  3,500         92
   Royal Bank of Canada                                                         2,600         82
   Bombardier Inc. Class B                                                      5,100         80
   Canadian Imperial Bank of Commerce                                           2,400         76
   Talisman Energy, Inc.                                                        2,100         66
*  The Seagram Co. Ltd.                                                         1,100         63
   Bank of Montreal, Quebec                                                     1,300         60
*  Thomson Corp.                                                                1,400         56
   TransAlta Corp.                                                              4,200         54
*  Petro-Canada                                                                 2,200         46
   Bank of Nova Scotia Halifax                                                  1,500         43
*  Canadian Occidental Petroleum                                                1,500         36
   Magna International                                                            800         36
   Canadian National Railway Co.                                                1,000         31
   Canadian Tire Corp. Class A                                                  2,500         29
   Barrick Gold Corp.                                                           2,000         26
   Alcan Aluminium Ltd.                                                           800         25
   TransCanada Pipelines Ltd.                                                   2,400         23
   Nova Chemical Corp.                                                          1,000         21
   Placer Dome Inc.                                                             2,200         18
   National Bank of Canada                                                      1,000         16
   Dofasco Inc.                                                                 1,100         15
   Suncor Energy Inc.                                                             700         14
   Inco Ltd.                                                                      700         11
   Noranda Inc.                                                                 1,100         11
   Abitibi-Consolidated Inc.                                                    1,200         10
   Teck Corp. Class B                                                           1,300          9
*  Husky Energy Inc.                                                            1,000          8
                                                                                        --------
                                                                                           1,712
                                                                                        --------
GERMANY (2.7%)
   Allianz AG                                                                     919        311
   Deutsche Telekom AG                                                          7,675        288
   Siemens AG                                                                   2,231        284
   SAP AG Pfd.                                                                  1,182        238
   Muenchener Rueckversicherungs-Gesellschaft AG (Registered)                     671        211
   Deutsche Bank AG                                                             2,290        187
   DaimlerChrysler AG                                                           3,777        174
   E. On AG                                                                     2,810        143
   Bayer AG                                                                     2,743        119


                                     -----

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUEo
                                                                               SHARES      (000)
------------------------------------------------------------------------------------------------
*  Infineon Technologies AG                                                     2,305   $     97
   BASF AG                                                                      2,350         92
   Dresdner Bank AG                                                             2,030         84
   Bayerische Motoren Werke AG                                                  2,513         83
   RWE AG                                                                       2,067         83
   Bayerische Hypo-und Vereinsbank AG                                           1,476         81
   Volkswagen AG                                                                1,556         78
   Commerzbank AG                                                               1,943         55
   Metro AG                                                                     1,212         49
   Schering AG                                                                    771         43
   Henkel KGaA                                                                    544         33
   Thyssen Krupp AG                                                             1,940         28
   Deutsche Lufthansa AG                                                        1,415         28
   Fresenius Medical Care AG                                                      298         24
   Preussag AG                                                                    717         23
   Linde AG                                                                       447         19
*  EPCOS AG                                                                       242         18
   Degussa-Huels AG                                                               586         16
   Man AG                                                                         578         15
   Karstadt Quelle AG                                                             435         14
   Adidas-Salomon AG                                                              172          8
                                                                                        --------
                                                                                           2,926
                                                                                        --------

JAPAN (0.3%)
   Nikkei 300 Investment Trust Units                                          124,000        305
                                                                                        --------

LATIN AMERICA (0.8%)
   Templeton Latin America Investment Trust PLC                               725,000        842
                                                                                        --------

MEXICO (0.1%)
   The Mexico Fund                                                              7,000        111
                                                                                        --------

SOUTH KOREA (0.7%)
*  Korea Asia Fund Ltd.                                                           550        784
                                                                                        --------

THAILAND (0.1%)
*  Thai Prime Fund Ltd.                                                        47,000        127
                                                                                        --------
------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $7,179)                                                                           6,807
------------------------------------------------------------------------------------------------
                                                                                 FACE
                                                          MATURITY             AMOUNT
                                         YIELD**              DATE              (000)
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (62.9%)(2)
------------------------------------------------------------------------------------------------
BANK NOTE (9.1%)
SMM Trust Notes 2000--A                    6.30%         3/14/2001 (4)(5)     $10,000     10,000
                                                                                        --------

REPURCHASE AGREEMENTS (24.9%)
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account    6.56%         11/1/2000             24,316     24,316
Collateralized by U.S. Government
   Obligations in a Pooled Cash
   Account--Note G                         6.60%         11/1/2000              3,071      3,071
                                                                                        --------
                                                                                          27,387
                                                                                        --------


                                     -----

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUEo
GLOBAL ASSET ALLOCATION FUND              COUPON              DATE              (000)      (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (28.9%)
Federal Home Loan Mortgage Corp.           6.50%        11/16/2000             15,000   $ 14,960
Federal National Mortgage Assn.            6.53%         1/11/2001             10,000      9,873
Federal National Mortgage Assn.            6.53%         1/18/2001              7,000      6,902
                                                                                        --------
                                                                                          31,735
                                                                                        --------
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $69,123)                                                                         69,122
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (102.2%)
   (COST $113,330)                                                                       112,273
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)(2)
------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                       1,220
Security Lending Collateral Payable to Brokers--Note G                                    (3,071)
Other Liabilities                                                                           (608)
                                                                                        --------
                                                                                          (2,459)
                                                                                        --------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------
Applicable to 9,988,020 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                            $109,814
================================================================================================

NET ASSET VALUE PER SHARE                                                                 $10.99
================================================================================================
                                                                          MARKET      UNREALIZED
                                                                           VALUE    APPRECIATION
                                                         CONTRACTS          LONG  (DEPRECIATION)
                                                              LONG         (000)           (000)
------------------------------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT OCTOBER 31, 2000:
------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
------------------------------------------------------------------------------------------------
AUSTRALIA
All Ordinaries Index (exp. 12/2000)                             52       $ 2,210           $ (25)
                                                                                        --------

CANADA
S&P/TSE 60 (exp. 12/2000)                                       27         2,013            (200)
                                                                                        --------

FRANCE
CAC 40 (exp. 12/2000)                                           45         2,463              26
                                                                                        --------

GERMANY
DAX 30 (exp. 12/2000)                                           17         2,566             (85)
                                                                                        --------

JAPAN
Nikkei 300 (exp. 12/2000)                                      101         2,541            (158)
                                                                                        --------

SPAIN
IBEX 35 (exp. 12/2000)                                           8           705             (35)
                                                                                        --------


                                     -----

------------------------------------------------------------------------------------------------
                                                                          MARKET      UNREALIZED
                                                                           VALUE    APPRECIATION
                                                         CONTRACTS          LONG  (DEPRECIATION)
                                                              LONG         (000)           (000)
------------------------------------------------------------------------------------------------
UNITED KINGDOM
FTSE 100 (exp. 12/2000)                                         94       $ 8,859           $(260)
                                                                                        --------

UNITED STATES
S&P 500 (exp. 12/2000)                                          20         7,201            (122)
                                                                                        --------
------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                     $28,558           $(859)
------------------------------------------------------------------------------------------------

  oSee Note A in Notes to Financial Statements.
  *Non-income-producing security.
 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities. (1)The combined market value of equity securities and equity index futures contracts represents 32.2% of net assets, distributed by country as follows:
   Australia             2.0%
   Canada                3.4
   France                2.2
   Germany               5.0
   Japan                 2.6
   Latin America         0.8
   Mexico                0.1
   South Korea           0.7
   Spain                 0.6
   Thailand              0.1
   United Kingdom        8.1
   United States         6.6
(2)The effective cash position represents 34.7% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.
(3)Securities with an aggregate value of $4,006,000 have been segregated as initial margin for open futures contracts.
(4)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(5)Adjustable Rate Security.
AUD--Australian dollar.
CAD--Canadian dollar.
EUR--Euro.
GBP--British pound sterling.

------------------------------------------------------------------------------------------------
AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                                               AMOUNT        PER
                                                                                (000)      SHARE
------------------------------------------------------------------------------------------------
Paid in Capital                                                              $104,750     $10.49
Undistributed Net Investment Income--Note E                                     3,675        .37
Accumulated Net Realized Gains--Note E                                          3,577        .36
Unrealized Depreciation--Note F
  Investment Securities                                                        (1,057)      (.11)
  Futures Contracts                                                              (859)      (.09)
  Foreign Currencies and Forward Currency Contracts                              (272)      (.03)
------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $109,814     $10.99
================================================================================================


                                     -----

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.


------------------------------------------------------------------------------------------------
                                                                    GLOBAL ASSET ALLOCATION FUND
                                                                     YEAR ENDED OCTOBER 31, 2000
                                                                                           (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                                              $   54
  Interest                                                                                 6,339
  Security Lending                                                                            13
------------------------------------------------------------------------------------------------
    Total Income                                                                           6,406
------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                                439
    Performance Adjustment                                                                  (278)
  The Vanguard Group--Note C
    Management and Administrative                                                            367
    Marketing and Distribution                                                                11
  Custodian Fees                                                                              27
  Auditing Fees                                                                                9
  Shareholders' Reports                                                                       20
------------------------------------------------------------------------------------------------
    Total Expenses                                                                           595
    Expenses Paid Indirectly--Note D                                                          (2)
------------------------------------------------------------------------------------------------
    Net Expenses                                                                             593
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      5,813
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                                               1,284
  Futures Contracts                                                                        2,083
  Foreign Currencies and Forward Currency Contracts                                         (275)
------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                          3,092
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                                   (1,220)
  Futures Contracts                                                                       (1,301)
  Foreign Currencies and Forward Currency Contracts                                         (356)
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                          (2,877)
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $6,028
================================================================================================

*Dividends are net of foreign withholding taxes of $8,000.


                                     -----

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                     GLOBAL ASSET ALLOCATION FUND
                                                                        YEAR ENDED OCTOBER 31,
                                                                     ----------------------------
                                                                           2000             1999
                                                                          (000)            (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                $  5,813          $ 3,908
  Realized Net Gain                                                       3,092            7,101
  Change in Unrealized Appreciation (Depreciation)                       (2,877)            (320)
-------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                  6,028           10,689
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                  (4,523)          (4,825)
  Realized Capital Gain                                                  (6,349)          (3,775)
-------------------------------------------------------------------------------------------------
    Total Distributions                                                 (10,872)          (8,600)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                 22,451           27,046
  Issued in Lieu of Cash Distributions                                   10,450            7,511
  Redeemed*                                                             (17,381)         (23,296)
-------------------------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions                         15,520           11,261
-------------------------------------------------------------------------------------------------
  Total Increase                                                         10,676           13,350
-------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                                      99,138           85,788
-------------------------------------------------------------------------------------------------
  End of Year                                                          $109,814          $99,138
=================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                  2,040            2,420
  Issued in Lieu of Cash Distributions                                      989              714
  Redeemed                                                               (1,598)          (2,173)
-------------------------------------------------------------------------------------------------
    Net Increase in Shares Outstanding                                    1,431              961
=================================================================================================

*Net of redemption fees of $108,000 and $191,000, respectively.


                                     -----

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------
                                                          GLOBAL ASSET ALLOCATION FUND
                                                             YEAR ENDED OCTOBER 31,
                                                 -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR       2000      1999      1998       1997      1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $11.59    $11.29    $11.39     $11.29    $10.27
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .60      .460       .58        .62       .50
  Net Realized and Unrealized Gain (Loss)
   on Investments                                   .05      .945       .61        .40       .75
------------------------------------------------------------------------------------------------
    Total from Investment Operations                .65     1.405      1.19       1.02      1.25
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.52)    (.620)     (.75)      (.58)     (.20)
  Distributions from Realized Capital Gains        (.73)    (.485)     (.54)      (.34)     (.03)
------------------------------------------------------------------------------------------------
    Total Distributions                           (1.25)   (1.105)    (1.29)      (.92)     (.23)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $10.99    $11.59    $11.29     $11.39    $11.29
================================================================================================

TOTAL RETURN*                                     6.04%    13.44%    11.56%      9.69%    12.34%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)             $110       $99       $86        $81       $76
    Ratio of Total Expenses to Average Net Asset  0.56%     0.58%     0.54%      0.54%     0.79%
    Ratio of Net Investment Income to Average
     Net Assets                                   5.44%     4.40%     5.12%      5.46%     5.18%
    Portfolio Turnover Rate                        137%      188%      182%       162%      191%
================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.


                                     -----

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

        Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The fund may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

        The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

        Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

        4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral



                                      -----
for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Strategic Investment Management provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the year ended October 31, 2000, the investment advisory fee represented an effective annual basic rate of 0.41% of the fund's average net assets before a decrease of $278,000 (0.26%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2000, custodian fee offset arrangements reduced expenses by $2,000.

E. During the year ended October 31, 2000, the fund purchased $7,470,000 of investment securities and sold $9,764,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $57,997,000 and $62,936,000, respectively.

        During the year ended October 31, 2000, the fund realized net foreign currency losses of $26,000 that decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund also reclassified, in the same way, $578,000 of realized losses on the sale of foreign bonds that are treated as foreign currency losses for tax purposes.

        Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at October 31, 2000, was $445,000.

F. At October 31, 2000, net unrealized depreciation of investment securities for federal income tax purposes was $1,502,000, consisting of unrealized gains of $1,059,000 on securities that had risen in value since their purchase and $2,561,000 in unrealized losses on securities that had fallen in value since their purchase. See Note E.


                                     -----

        At October 31, 2000, the fund had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

           -----------------------------------------------------------------------------
                                                           (000)
                                    ----------------------------------------------------
                                      CONTRACT AMOUNT
                                    -------------------
                                                                              UNREALIZED
           CONTRACT                  FOREIGN       U.S.  MARKET VALUE IN    APPRECIATION
           SETTLEMENT DATE          CURRENCY    DOLLARS     U.S. DOLLARS  (DEPRECIATION)
           -----------------------------------------------------------------------------
           Receive:
            1/18/2001         AUD      2,000     $1,066           $1,037         $  (29)
            1/18/2001         CAD      2,000      1,336            1,312            (24)
            1/18/2001         EUR      8,600      7,519            7,314           (205)
            1/18/2001         GBP      3,250      4,725            4,727              2
                                                                                 -------
                                                                                  $(256)
           -----------------------------------------------------------------------------
           AUD--Australian dollar.
           CAD--Canadian dollar.
           EUR--Euro.
           GBP--British pound sterling.

Net unrealized depreciation of $256,000 on open forward currency contracts is required to be treated as realized loss for tax purposes.

        The fund had net unrealized foreign currency losses of $16,000 resulting from the translation of other assets and liabilities at October 31, 2000.

G.      The market value of securities on loan to broker/dealers at October
31, 2000, was $3,011,000, for which the fund held cash collateral of $3,071,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


                                     -----

REPORT
   of Independent Accountants


To the Shareholders and Trustees of Vanguard Global Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Asset Allocation Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000






--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD GLOBAL ASSET ALLOCATION FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

        The fund distributed $1,087,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1999, all of which is designated as a 20% rate gain distribution.


                                     -----

THE PEOPLE
   Who Govern Your Fund





The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

        Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

        Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

        The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DiSTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MacKINNON, Fixed Income Group.

F. WILLIAM McNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman andChief Executive, 1974-1996.

                                                   [THE VANGUARD GROUP LOGO]

                                                   Post Office Box 2600
                                                   Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1150 122000

                                 VANGUARD(R) GLOBAL EQUITY FUND

                       Annual Report  October 31, 2000

                                   [PHOTO]


                          [THE VANGUARD GROUP LOGO]

                                OUR REPORTS TO
                                  THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

      In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

      We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

      - Larger type and redesigned graphics to make the reports easier to read.

      - An at-a-glance summary of key points about fund performance and the financial markets.

      - A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

      - Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

      We hope you'll find that these changes make the reports even more accessible and informative.

[PHOTO]

SUMMARY

      - Vanguard Global Equity Fund returned 4.5% during the fiscal year ended October 31, 2000.

      - In international markets, value stocks outpaced growth stocks for the full 12 months.

      - As the period ended, the fund had relatively low stakes in U.S. and large-capitalization stocks, whose prices our adviser deemed too high.

CONTENTS

 1  Letter from the Chairman

 6  Report from the Adviser

 9  Fund Profile

11  Glossary of Investment Terms

12  Performance Summary

13  Report on After-Tax Returns

14  Financial Statements

25  Report of Independent Accountants

LETTER
      from the Chairman


Fellow Shareholders,

The U.S. stock market posted a total return of 8.1% during the 12 months ended October 31, 2000. European bourses delivered much better results in local-currency terms, but for U.S. investors those results were offset by the euro's decline. Pacific Rim markets continued to struggle. Amid these mixed conditions, VANGUARD GLOBAL EQUITY FUND had a 2000 fiscal year total return of 4.5% trailing our average peer but outpacing our benchmark index.


2000 TOTAL RETURNS                    FISCAL YEAR ENDED
                                             OCTOBER 31
--------------------------------------------------------
Vanguard Global Equity Fund                        4.5%
Average Global Fund*                              10.3
MSCI All Country World Index                       0.9
--------------------------------------------------------

*Derived from data provided by Lipper Inc.

     The table above presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its comparative standards--the average global mutual fund and the Morgan Stanley Capital International (MSCI) All Country World Index, which provides a snapshot of stock market performance in about 40 countries.

     The fund's return is based on a decrease in net asset value from $14.10 per share on October 31, 1999, to $13.71 per share on October 31, 2000. The return reflects a dividend of $0.18 per share paid from net investment income and a distribution of $0.84 per share paid from net realized capital gains.

     If you own Vanguard Global Equity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

MARKET BAROMETER                         AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED OCTOBER 31, 2000

                                                   ONE  THREE    FIVE
                                                  YEAR  YEARS   YEARS
---------------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                      6.1%  17.6%  21.7%
   Russell 2000 Index (Small-caps)                17.4    5.9   12.4
   Wilshire 5000 Index (Entire market)             8.1   16.0   20.1
   MSCI EAFE Index (International)                -2.7    9.7    8.9
---------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index (Entire market)     7.3%   5.7%   6.3%
   Lehman 10 Year Municipal Bond Index             8.2    5.0    5.7
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                       5.7    5.2    5.2
---------------------------------------------------------------------
CPI
   Consumer Price Index                            3.4%   2.5%   2.5%
---------------------------------------------------------------------


FINANCIAL MARKETS IN REVIEW

After enjoying big gains in fiscal 1999, global investors found a lot to worry about during the 12 months ended October 31. Central bankers worldwide pushed





                                    -----
                                      1
up short-term interest rates. In the United States, higher rates engineered by the Federal Reserve Board had the intended effect--the economy began to slow from the very rapid growth pace seen in 1999 and early 2000. The slowing of the U.S. expansion raised fears that Asian economies, in particular, would find it more difficult to grow through exports. The uncertain prospects for global growth, in turn, called into question the future of corporate earnings growth and the valuation levels for stocks--especially those of technology companies, whose prices had reflected extreme optimism.

     As measured by the Wilshire 5000 Total Market Index, the overall U.S. stock market gained 8.1% during the period--a solid result, but well below the double-digit returns that investors realized in the latter half of the 1990s. At the same time, the MSCI Europe, Australasia, Far East (EAFE) Index, which tracks 20 developed markets in Europe and the Pacific, returned -2.7% in U.S.-dollar terms. The emerging markets declined sharply.

     Stock markets around the world followed a similar pattern during the fiscal year. In the first four months, large-cap growth stocks--particularly technology, media, and telecommunications (TMT) issues--posted strong gains, continuing a powerful rally that began in the previous year. Large-cap value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--lagged badly. But after March 10, when the tech-heavy Nasdaq Composite Index reached its all-time high of 5,049, the TMT sectors plummeted. Growth stocks fell sharply, on balance, over the final two-thirds of the year. At the same time, value stocks generally held steady or rose modestly, and they wound up outpacing growth stocks for the full 12 months. In the developed European and the Pacific markets, for example, value stocks gained 1.4%, while growth stocks returned -7.2% for the year (both in U.S. dollar terms).


-------------------------------------------------------------------------
AROUND THE WORLD, THE PATTERN OF STOCK RETURNS WAS SIMILAR. GROWTH STOCKS SOARED IN THE FIRST THIRD OF THE YEAR AND DECLINED THEREAFTER.
-------------------------------------------------------------------------

WOES CONTINUE FOR JAPAN AND THE EURO

Japan's economy remained wobbly, but there were hints of recovery. In August, the Bank of Japan raised its target for short-term interest rates to 0.25%. The economy expanded slightly, and economists forecast a pickup in growth to a 2% rate in 2001. The stock market was not encouraged, however; it declined -7.4% in local-currency terms. The loss was a bit greater for U.S. investors because the dollar advanced against the yen. (When the U.S. dollar strengthens against another currency, each unit of that currency can be exchanged for fewer dollars, crimping returns for U.S. investors. A weaker dollar, on the other hand, enhances returns from foreign securities.) Elsewhere in the Pacific, Hong Kong fell about -1% and Singapore -13% in dollar terms.



                                    -----

     European stocks rose more than 20% in local terms for the fifth consecutive year, despite a series of interest rate hikes by the European Central Bank and a sharp sell-off in the telecommunications and technology sectors, which coincided with their fall in the U.S. market. Merger activity increased as European firms looked to beef up their abilities to compete with U.S. multinationals. However, these positive factors were all but negated for U.S. investors by the severe weakness of the euro, the common currency of 11 nations. Despite efforts by central bankers to prop it up by raising interest rates and selling reserves of dollars, the euro skidded about 20% versus the dollar, ending the fiscal year at $0.84. That decline cut the return from European stocks to just 1.1% for U.S. investors.



TOTAL RETURNS                                TWELVE MONTHS ENDED
                                                OCTOBER 31, 2000

                                BASED ON  CURRENCY      BASED ON
INDEX                     LOCAL CURRENCY    EFFECT  U.S. DOLLARS
-----------------------------------------------------------------
MSCI EAFE                          12.1%    -14.8%         -2.7%
-----------------------------------------------------------------
MSCI Europe                        21.4%    -20.3%          1.1%
MSCI Pacific Free                  -5.2      -5.2         -10.4
-----------------------------------------------------------------
Wilshire 5000
  Total Market (U.S.)               8.1%       --           8.1%
-----------------------------------------------------------------


     Emerging markets were unkind to U.S. investors during the fiscal year--the Select Emerging Markets Free Index fell -6% in dollar terms. Indonesian stocks were cut in half and then some. Thailand's market lost about 47% of its value. South Africa fell about -5%. Malaysia held up well; it had a total return of about 2%. Brazil, which appeared to be recovering from the revaluation of its currency in 1999, was a bright spot. Stocks there rose 31%.

FISCAL 2000 PERFORMANCE OVERVIEW

The disciplined investment approach of Vanguard Global Equity Fund has led to a cautious stance that has been a hindrance at times. But this "lean against the wind" tendency benefited shareholders in fiscal 2000, especially in the latter half of the year. Your fund's 4.5% total return was modest, but was comfortably higher than the return of the MSCI All Country World Index.

     The fund outperformed the index for two reasons. First, because it believed many "megacap" stocks were grossly overvalued, our investment adviser, Marathon Asset Management, avoided a number of those that slumped during the period. The fund had limited exposure, for example, to Deutsche Telekom, Intel, and Nokia. Second, Marathon maintained a bias toward value stocks, so its holdings held up well as growth stocks declined. Several growth issues that had been in the fund were sold early in the period, as described in the adviser's letter beginning on page 6.

     The fund's return lagged that of our average competitor during fiscal 2000 for several reasons. First, some competing funds benefited from hedging


                                    -----
                                      3
strategies that reduced or eliminated exposure to the decline in the euro and other currencies. Second, the average global fund held a significantly smaller stake--typically, no more than 10% of assets--in Japan, one of the year's weaker performers. Finally, some funds simply did a better job picking stocks.

     The Global Equity Fund's stakes in various regions and countries did not change markedly during the fiscal year. The fund's allocation to the United States, which accounts for half of the market capitalization of the MSCI All Country World Index, grew from 31% of assets at the start of the year to 36% on October 31, 2000. Japan was home to the second-largest portion of fund assets--about 15%, unchanged from one year earlier--as of October 31. The fund also continues to be broadly diversified in terms of individual stocks. Its ten largest holdings account for just 11% of total assets.

     Going forward, you can count on the fund to be discerning in its quest for better relative performance. It is underweighted--compared with its MSCI benchmark--in the United States and overweighted in the Pacific Rim. Your fund also maintains its mid-cap orientation, holding stocks with an average market cap of roughly $2 billion, well below the market cap of the average global fund. Technology stocks represent less than 10% of the fund's assets--another underweighting versus the index. These positions are consistent with the adviser's view that many large-cap U.S. stocks are pricey and that smaller companies and Asian stocks offer better value.

LIFETIME PERFORMANCE OVERVIEW

The lifetime record of Vanguard Global Equity Fund is mixed. Its absolute returns have been solid, but its results relative to its benchmarks have been disappointing. The adjacent table presents the average annual returns of our fund and its performance standards since the fund's inception in August 1995. It also presents the results of hypothetical $10,000 investments made then in the fund, its average competitor, and the MSCI All Country World Index. As you can see, our average annual return of 11.3% was 3.0 percentage points behind that of the average global fund and 2.5 points less than the gain of the unmanaged index.


TOTAL RETURNS                           AUGUST 14, 1995, THROUGH
                                                OCTOBER 31, 2000

                                     AVERAGE      FINAL VALUE OF
                                      ANNUAL           A $10,000
                                      RETURN  INITIAL INVESTMENT
----------------------------------------------------------------
Vanguard Global Equity Fund            11.3%             $17,447
Average Global Fund                    14.3               20,072
MSCI All Country World Index           13.8               19,599
----------------------------------------------------------------


     The fund's average annual return is in line with that of the U.S. stock market over the last 75 years or so. That said, we will endeavor to deliver better relative results in the years ahead.




                                    -----

     Since the fund's inception, equity markets around the world have been dominated by growth stocks. During this time, many value-oriented money managers changed their tactics--embracing highly valued growth stocks in a quest for higher returns--or left the business altogether. We do not expect growth issues to lead the market forever; indeed, they were laggards during the final two-thirds of fiscal 2000. Growth and value stocks have, over the long term, delivered similar returns. But we understand that it takes discipline to stick to your guns when one investment style endures a prolonged slump. We thank shareholders for their patience during this extraordinary time.

     Over the longer term, we expect to make up our shortfall versus other global funds. Our confidence flows, in part, from our significant cost advantage. The Global Equity Fund's expense ratio (annual expenses as a percentage of average net assets) was 0.70% in fiscal 2000. The average competitor charged 1.75%. The difference of 1.05 percentage points ($10.50 per $1,000 in assets) reflects additional gross return that the average competing fund must earn each year from its investments to deliver the same net return as your fund. Such a margin is tough to achieve consistently over long periods.

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.

     Perhaps the one safe prediction for the next 12 months is that equity and currency markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are a constant companion for investors. A balanced investment program--a mix of short-term investments, bonds, and both domestic and foreign stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,

                                                                     [PHOTO]
/S/ JOHN J. BRENNAN                                          JOHN J. BRENNAN
                                                                CHAIRMAN AND
November 28, 2000                                    CHIEF EXECUTIVE OFFICER


                                    -----

REPORT
      from the Adviser                      MARATHON ASSET MANAGEMENT LIMITED


VANGUARD GLOBAL EQUITY FUND returned 4.5% during the 12 months ended October 31, compared with a 0.9% return for the MSCI All Country World Index and an excellent 10.3% gain for the average global equity fund.



--------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY INVESTING IN A WIDELY DIVERSIFIED GROUP OF STOCKS CHOSEN ON THE BASIS OF INDUSTRY ANALYSIS AS WELL AS AN ASSESSMENT OF EACH COMPANY'S STRATEGIES FOR NEW INVESTMENT AND FOR DEALING WITH COMPETITION WITHIN ITS INDUSTRY.
--------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

Early in the fiscal year, the worldwide bull market for large growth companies (especially technology-oriented concerns) raced ahead, while most other stocks languished. Thereafter, we saw a pricking of the tech-stock bubble and a return to more rational market conditions. The Global Equity Fund, which performed poorly in comparison with our benchmarks during the latter stages of the bubble, did much better in the second half of the fiscal year. Most of our margin versus the All Country World Index was achieved during the second half.

     The fund took advantage of the market's rise early in the fiscal year to sell growth stocks at what proved to be very attractive prices. We reduced or eliminated stakes in a number of companies from the technology, media, and telecommunications (TMT) sectors, including Tele Danmark, Thomson-CSF, OM Gruppen, Cable & Wireless HKT, Sony, CSK, Furukawa Electric, Nippon Telegraph and Telephone, EDS, Micron Technology, Telefonos de Mexico, and Vodafone. Corporate takeovers eliminated some of our other holdings, including Axa China Region, Imasco, and Mannesmann.

     We plowed most of the proceeds from these sales into three types of stocks:

     - High-quality companies with predictable cash flows whose share prices were depressed last winter when many investors dumped them to buy the more fashionable TMT stocks.

     - Companies that have strong franchises but that had stumbled for company-specific reasons.

     - Companies in Southeast Asia, where markets have been weak in calendar 2000 and some stocks fell to lows not seen since the 1998 crisis. We acquired most of these holdings late in the fiscal year.

     The Global Equity Fund continues to be biased toward value stocks (those with low prices in relation to earnings, book value, and dividends) and mid-capitalization companies. We also have tilted the fund's allocation toward



                                    -----

Asia: At fiscal year-end, we had some 24% of assets in the major Pacific markets, about 10 percentage points above the region's weighting in the index.

     Reflecting our value orientation, we are overweighted versus the index in industrial and basic-materials producers and underweighted in the information technology and communication services groups.

     Early in fiscal 2000 prices of some larger "icon" companies that are major constituents in market indexes had reached dangerously extended levels. We also thought that stocks from the broader market offered lower risk and better prospects. Late in the period, evidence suggested that our view was correct, even if we were premature in adopting it. Icon shares in many markets fell in response to even minor changes in investor expectations, while prices of value stocks tended to move sharply higher.

     After the fund's shortfalls relative to its index benchmark in 1997 and 1998, it is a great relief to be able to report even the modest success of fiscal 2000, when the fund's value orientation and our decision to reduce holdings of large-cap growth stocks helped our performance.

     However, the question remains: Why has a value orientation been so slow to pay off? We offer a number of explanations. First, the falling proportion of investable cash in the hands of traditional defined benefit pension funds has lessened--temporarily, we believe--the efficacy of investment strategies based on reversion to the mean. Second, the increasing proportion of corporate assets represented by human capital and other intangibles has made it harder for markets to assess the intrinsic value of companies. Third, the investment industry increasingly is structured to promote transactions at the expense of investment returns. To this extent, the stock market has come more to resemble a casino in that it is run (like all gambling concerns) to maximize "the house take" rather than the "winnings" of the participants. The old expression "Where are the customers' yachts?" probably has greater relevance today than ever before!

THE FUND'S SHORTFALLS

Although our stock-picking in Japan was superb during fiscal 2000, accounting for the bulk of the fund's margin over our index benchmark, our decision to overweight Southeast Asia did not help. True, the region is seeing economic recovery and rising corporate cash flows, but markets have been roiled by a rising tide of political uncertainty in the Philippines, Indonesia, Thailand, and Malaysia.

     Investors also have worried that a slowdown in the U.S. economy in 2001 would hit Southeast Asian companies hard. However, valuations are so low now that they're attractive even if a U.S. slowdown occurs.

     Another major disappointment for the fund was the poor performance of cyclical industries, where share prices have retreated to recession-like valuations. In recent months, basic industrial shares have been falling almost


                                    -----
                                      7
as fast as telecom stocks. This development also reflects economic concerns for 2001, as higher interest rates in the United States and Europe slow economic growth. The good news, however, is that with values so low (forest-product stocks, for example, are selling at book value), shares in basic industrial firms offer substantial promise if no recession occurs in 2001.

THE FUND'S POSITION

The fund is positioned to exploit the likely reversal in many of the trends that have dominated the capital markets over the last five years. Global stock markets are unlikely to be dominated by Wall Street and the U.S. dollar (which is now very overvalued), and the Global Equity Fund is underweighted in both. Asian economies and markets have been buffeted by crises, and there is lots of scope for profits and valuation recovery. The Global Equity Fund has nearly double our index benchmark's weight in Asia. Finally, the assumptions behind "the new era" and the associated boom in the TMT sectors are increasingly being called into question as e-commerce companies collapse and price wars in the telecommunications sector prompt firms to cut capital spending plans. These developments will not be positive for vendors of technology-based capital goods. The silver lining is that, as speculation abates and economic activity weakens somewhat, the Federal Reserve Board will have a clear conscience about reducing interest rates. As it does so, balance will finally return to the capital markets. During this process, the Global Equity Fund is likely to continue to perform well relative to its benchmark.

Jeremy Hosking, Portfolio Manager

November 10, 2000

                                    -----
                                      8

FUND PROFILE                                    AS OF OCTOBER 31, 2000
      for Global Equity Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 11.

---------------------------------------
PORTFOLIO CHARACTERISTICS

                          FUND   MSCI*
---------------------------------------
Number of Stocks          305   2,165
Turnover Rate             31%      --
Expense Ratio           0.70%      --
Cash Investments         0.8%      --
---------------------------------------


--------------------------------------
VOLATILITY MEASURES

                          FUND   MSCI*
--------------------------------------
R-Squared                 0.82   1.00
Beta                      0.90   1.00
--------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)
 First Data Corp.                       1.6%
  (financial services)
 IMC Global Inc.                        1.1
  (fertilizers)
 Philip Morris Cos., Inc.               1.1
  (tobacco)
 Total Fina Elf                         1.1
  (integrated oil)
 Harcourt General, Inc.                 1.0
  (retail)
 Burlington Northern Santa Fe Corp.     1.0
  (railroad)
 Baxter International, Inc.             1.0
  (biotechnology)
 De Beers Centenary AG                  1.0
  (metals & mining)
 General Motors Corp.                   1.0
  (automobiles)
 Air Canada                             1.0
  (air transportation)
--------------------------------------------
 Top Ten                               10.9%
--------------------------------------------

[PIE CHART]

-----------------------------------
ALLOCATION BY REGION
Europe                  28
Pacific                 24
Emerging Markets         7
North America           41
-----------------------------------


                               [COMPUTER GRAPHIC]       VISIT OUR WEBSITE
                                                         WWW.VANGUARD.COM
                                                    FOR REGULARLY UPDATED
                                                        FUND INFORMATION.
  *MSCI All Country World Index.


                                    -----

COUNTRY DIVERSIFICATION
  (% OF COMMON STOCKS)
                   FUND     MSCI*
---------------------------------
 EUROPE
 United Kingdom    11.0%     9.1%
 France             4.2      4.8
 Sweden             2.7      1.2
 Germany            2.3      3.7
 Italy              1.6      1.9
 Switzerland        1.4      2.6
 Spain              1.2      1.2
 Netherlands        1.1      2.3
 Finland            0.9      1.1
 Denmark            0.6      0.4
 Ireland            0.5      0.2
 Norway             0.5      0.2
 Austria            0.0      0.1
 Belgium            0.0      0.3
 Portugal           0.0      0.2
---------------------------------
 Subtotal          28.0%    29.3%
---------------------------------
 PACIFIC
 Japan             14.9%    10.8%
 Hong Kong          3.7      0.9
 Singapore          2.7      0.4
 Australia          1.9      1.1
 New Zealand        0.2      0.0
---------------------------------
 Subtotal          23.4%    13.2%
---------------------------------
 EMERGING MARKETS
 South Africa       3.6%     0.5%
 Malaysia           1.3      0.3
 Mexico             0.9      0.5
 Thailand           0.7      0.1
 Indonesia          0.5      0.0
 China              0.2      0.3
 Argentina          0.0      0.1
 Brazil             0.0      0.5
 Chile              0.0      0.2
 Greece             0.0      0.3
 Hungary            0.0      0.1
 India              0.0      0.3
 Israel             0.0      0.3
 Poland             0.0      0.1
 Russia             0.0      0.1
 South Korea        0.0      0.5
 Taiwan             0.0      0.5
 Turkey             0.0      0.2
---------------------------------
 Subtotal           7.2%     4.9%
---------------------------------
 NORTH AMERICA
 Canada             5.6%     2.4%
 United States     35.8     50.2
---------------------------------
 Subtotal          41.4%    52.6%
---------------------------------
 Total            100.0%   100.0%
---------------------------------

 *MSCI All Country World Index.

                                    -----
                                      10

GLOSSARY
      of Investment Terms



ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

-------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

-------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

-------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

-------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

-------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

---------------------------------------------------------------------------





                                    -----

PERFORMANCE SUMMARY
      for Global Equity Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

----------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)    AUGUST 14, 1995-OCTOBER 31, 2000

        Global Equity Fund   MSCI All Century World Index
----------------------------------------------------------------------
1995        0.5               1.9
1996         17              15.6
1997       12.2              15.7
1998          0              12.8
1999       26.5              26.4
2000        4.5               0.9

----------------------------------------------------------------------
See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.
----------------------------------------------------------------------

----------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2000


              Global                Average           MSCI All Country
           Equity Fund*           Global Fund*          World Index*
8/15/99        10000                 10000                 10000
1995           9949                  10030                 10190
1996           10565                 10727                 11027
1996           11258                 11428                 11562
1996           10740                 10990                 11186
1996           11187                 11586                 11780
1997           11531                 12451                 12427
1997           11473                 12435                 12752
1997           12920                 14446                 14840
1997           12056                 13498                 13634
1998           11940                 13874                 14320
1998           13353                 15815                 16097
1998           12456                 15633                 16065
1998           11585                 14215                 15374
1999           12370                 16022                 17403
1999           14030                 16921                 18527
1999           14283                 17652                 18706
1999           14080                 18205                 19434
2000           14348                 20429                 20583
2000           14488                 20978                 21002
2000           14281                 20974                 20536
2000           17447                 20072                 19599
----------------------------------------------------------------------


                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED OCTOBER 31, 2000
                              ------------------------------   FINAL VALUE
                                                       SINCE  OF A $10,000
                                1 YEAR   5 YEARS   INCEPTION    INVESTMENT
---------------------------------------------------------------------------
Global Equity Fund*               3.41%   11.66%     11.27%       $17,447
Average Global Fund**            10.26    14.89      14.30         20,072
MSCI All Country World Index      0.85    13.98      13.77         19,599
---------------------------------------------------------------------------

 *Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

**Derived from data provided by Lipper Inc.

                                    -----

A REPORT
      on Your Fund's After-Tax Returns


This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                                   PERIODS ENDED OCTOBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR            FIVE YEARS       SINCE INCEPTION*
----------------------------------------------------------------------------------------

                              PRE-TAX  AFTER-TAX  PRE-TAX  AFTER-TAX  PRE-TAX  AFTER-TAX
----------------------------------------------------------------------------------------
Vanguard Global Equity Fund     4.5%      2.5%      11.7%    10.0%     11.3%     9.7%
Average World Stock Fund**     11.7       9.7       14.1     11.9        --       --
----------------------------------------------------------------------------------------

 *August 14, 1995.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2000 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.



                        [COMPUTER GRAPHIC]       YOU CAN USE VANGUARD'S ONLINE
                                                 AFTER-TAX RETURN CALCULATOR AT
                                                 WWW.VANGUARD.COM/?AFTERTAX


                                    -----

FINANCIAL STATEMENTS
      October 31, 2000


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------
                                                   MARKET
                                                   VALUE*
GLOBAL EQUITY FUND                      SHARES      (000)
------------------------------------------------------------
COMMON STOCKS (99.2%)
------------------------------------------------------------
AUSTRALIA (1.9%)
  Australia & New Zealand Bank
   Group Ltd.                          101,582     $  750
  WMC Ltd.                             192,000        734
  Santos Ltd.                          181,000        576
  Normandy Mining Ltd.                 401,587        194
  CSR Ltd.                              71,098        146
  Westralian Sands Ltd.                 60,516        125
  Goldfields Ltd.                      113,155         96
* Pasminco Ltd.                        105,000         44
                                                 -----------
                                                    2,665
                                                 -----------
CANADA (5.6%)
  Canadian Pacific Ltd.                 38,100      1,104
* Air Canada Class A                    97,544      1,060
  Alcan Aluminium Ltd.                  32,400      1,019
  Imperial Oil Ltd.                     40,100      1,011
  Rogers Communications, Inc.
   Class B                              48,000        930
  Abitibi-Consolidated Inc.             99,000        865
  National Bank of Canada               38,000        621
* Hudson's Bay Co.                      69,000        610
* Air Canada                            33,000        312
  Stelco, Inc. Class A                 100,500        292
* Canadian Zinc Corp.                   70,000         17
                                                 -----------
                                                    7,841
                                                 -----------

CHINA (0.1%)
  The Guangshen Railway
   Co., Ltd.                         1,756,500        214
                                                 -----------

DENMARK (0.6%)
  Tele Danmark A/S                      10,200        482
  Bang & Olufsen Holding A/S
   B Shares                              5,000        244
  Coloplast A/S B shares                 3,900        173
                                                 -----------
                                                      899
                                                 -----------
FINLAND (0.9%)
  Sampo Insurance Co., Ltd.
   A Shares                              9,900        403
  Metso Oyj                             33,500        256
  Metsa-Serla Oyj B                     38,000        238
  KCI Konecranes International PLC       7,000        162
  Outokumpu Oyj A Shares                20,000        139
                                                 -----------
                                                    1,198
                                                 -----------
FRANCE (4.2%)
  Total Fina Elf                        10,448      1,493
  Pechiney SA A Shares                  16,599        619
  Usinor Sacilor SA                     50,500        550
  BNP Paribas                            6,261        539
  Thomson-CSF SA                        12,000        538
  Aventis                                7,201        513
  Scor SA                                9,500        436
  Carrefour SA                           5,788        388





                                    -----

------------------------------------------------------------
                                                    MARKET
                                                    VALUE*
                                        SHARES       (000)
------------------------------------------------------------
  Cie. de St. Gobain SA                  2,800     $  370
  Vivendi                                3,523        253
  Clarins SA                             2,039        157
* Clarins Bonus Rights
   Exp. 12/29/2000                       2,039         21
                                                 -----------
                                                    5,877
                                                 -----------
GERMANY (2.3%)
  Fresenius Medical Care AG ADR         28,344        755
  Adidas-Salomon AG                     15,300        702
  Bayerische Hypo-und
   Vereinsbank AG                       10,600        582
  E.On AG                                8,720        443
  Bayerische Motoren Werke AG           13,280        439
  Buderus AG                            18,200        346
                                                 -----------
                                                    3,267
                                                 -----------
HONG KONG (3.7%)
  Jardine Matheson Holdings Ltd.       181,000      1,005
  Television Broadcasts Ltd.           170,000        931
  Hysan Development Co., Ltd.          533,938        674
  Hong Kong & China Gas Co., Ltd.      469,236        593
  Cathay Pacific Airways Ltd.          301,000        546
  Hang Seng Bank Ltd.                   44,000        518
  Cafe De Coral Holdings Ltd.          725,000        270
  Hong Kong and Shanghai
   Hotels Ltd.                         302,000        180
  Mandarin Oriental
   International Ltd.                  257,690        165
  Hong Kong Aircraft &
   Engineering Co., Ltd.                97,000        158
* China Southern Airlines
   Company Ltd.                        550,000        135
                                                 -----------
                                                    5,175
                                                 -----------
INDONESIA (0.5%)
  PT Semen Gresik Tbk                  249,000        172
  PT Gudang Garam                      158,000        170
* PT Astra International               449,000        103
  PT Matahari Putra Prima            1,262,000         78
* PT Bank Pan Indonesia              2,093,600         55
  PT Matahari Putra Prima Tbk          671,000         41
* PT Citra Marga Nusaphala
   Persada                             774,000         39
* PT Mulia Industrindo                 921,000         35
* PT Bank Universal B Shares         1,875,000         11
* PT Lippo Bank (Local)                943,000          7
                                                 -----------
                                                      711
                                                 -----------
IRELAND (0.5%)
  Independent News & Media PLC         114,488        354
  Waterford Wedgewood PLC              190,000        232
  Fyffes PLC                           134,000         99
                                                 -----------
                                                      685
                                                 -----------
ITALY (1.6%)
  Luxottica Group SpA ADR               50,000        722
  Saipem SpA                           128,000        666
  Unicredito Italiano SpA               85,000        432
  Banco Popolare di Milano SpA          42,000        263
  Industrie Natuzzi SpA ADR             12,200        145
                                                 -----------
                                                    2,228
                                                 -----------
JAPAN (14.8%)
  Nippon Telegraph and
   Telephone Corp.                         116      1,055
  Tokyo Gas Co., Ltd.                  400,000      1,044
* Itochu Corp.                         238,000      1,014
  Daiichi Pharmaceutical Co., Ltd.      31,000        880
  Nippon Mitsubishi Oil Corp.          144,000        774
  Citizen Watch Co., Ltd.               72,000        706
  Hitachi Ltd.                          62,000        664
  Ono Pharmaceutical Co., Ltd.          16,500        657
  Toppan Printing Co., Ltd.             74,000        653
* Fuji Electric Co. , Ltd.             199,000        652
  Sumitomo Trust & Banking
   Co., Ltd.                            80,000        615
  Matsushita Electric Works, Ltd.       52,000        612
  Bank of Yokohama Ltd.                124,000        608
  Shiseido Co., Ltd.                    46,000        594
  Ebara Corp.                           36,000        559
  Dai-Nippon Printing Co., Ltd.         34,000        532
* Ishikawajima-Harima Heavy
   Industries Co.                      265,000        490
  Tokyo Broadcasting System, Inc.       12,000        469
  Sumitomo Corp.                        46,000        404
  Toyo Seikan Kaisha Ltd.               22,000        373
  Fujitsu Ltd.                          20,000        356
  Yamaha Motor Co., Ltd.                44,000        342
  Sanwa Bank Ltd.                       38,000        338
  Nippon Broadcasting System, Inc.       6,000        336
  Aisin Seiki Co.                       22,000        314
  Alps Electric Co., Ltd.               15,000        297
  Japan Radio Co., Ltd.                 35,000        276
  Nisshinbo Industries, Inc.            57,000        274
  Sekisui Chemical Co.                  95,000        274
  Sumitomo Forestry Co.                 42,000        265
  Ryosan Co., Ltd.                      14,000        260
  Eisai Co., Ltd.                        8,000        246
  Noritake Co., Ltd.                    50,000        237
  Fuji Oil Co.                          23,000        236
  Intec, Inc.                           15,000        224
  Tabai Espec Corp.                     23,000        222
  Lion Corp.                            58,000        220
  Kirin Brewery Co., Ltd.               21,000        219
  Lintec Corp.                          21,000        197
  Alpine Electronics Inc.               14,000        188
  Teikoku Oil Co., Ltd.                 40,000        183
  Kyowa Hakko Kogyo Co.                 20,000        160
  Kokuyo Co., Ltd.                      10,000        154
  Toyo Ink Manufacturing                80,000        149
  Hitachi Medical Corp.                 14,000        143



                                    -----
                                      15

------------------------------------------------------------
                                                    MARKET
                                                    VALUE*
GLOBAL EQUITY FUND                      SHARES       (000)
------------------------------------------------------------
  New Japan Radio Co., Ltd.             14,000     $  138
  Yamatake-Honeywell                    12,000        129
  Calsonic Kansei Corp.                 60,000        127
  Sumitomo Electric Industries Ltd.      6,000        111
  Nifco Inc.                            10,000        110
  Kansai Paint Co., Ltd.                37,000        108
* Tsuzuki Denki Co., Ltd.               27,000        103
  Sankyo Seiko Co.                      35,000         87
  Hitachi Electronics Engineering
   Co., Ltd.                            12,000         82
  Japan Synthetic Rubber                12,000         80
* Mizuho Holdings, Inc.                     10         77
  ISB Corp.                              5,000         51
  Jeol Ltd.                              8,000         49
  Hitachi Koki Co.                      16,000         47
                                                 -----------
                                                   20,764
                                                 -----------
MALAYSIA (1.3%)
  Resorts World Bhd.                   271,000        474
  Malayan Banking Bhd.                  69,537        278
  Carlsberg Brewery Malaysia Bhd.       74,500        216
* Technology Resources
   Industries Bhd.                     263,000        213
  PPB Group Bhd.                       189,000        204
  British American Tobacco Bhd.         19,000        174
  Genting Bhd.                          44,000        112
  Kumpulan Guthrie Bhd.                174,000        106
                                                 -----------
                                                    1,777
                                                 -----------
MEXICO (0.9%)
* Grupo Financiero Banamex
   Accival, SA de CV                   447,000        694
  Telefonos de Mexico SA
   Class L ADR                           9,400        507
  Vitro SA ADR                          45,000        113
                                                 -----------
                                                    1,314
                                                 -----------
NETHERLANDS (1.1%)
  Koninklijke (Royal) Philips
   Electronics NV                       24,971        980
  Koninklijke Boskalis
   Westminster NV                       13,707        325
  Koninklijke Nedlloyd NV               13,015        242
                                                 -----------
                                                    1,547
                                                 -----------
NEW ZEALAND (0.2%)
  Telecom Corp. of New
   Zealand Ltd.                         78,000        173
  Tranz Rail Holdings Ltd.              47,000         63
  Wrightson Ltd.                       150,000         35
* Brierley Investments Ltd.            223,000         30
                                                 -----------
                                                      301
                                                 -----------
NORWAY (0.5%)
  Schibsted ASA                         18,000        273
  DNB Holding ASA                       61,000        264
  Rieber & Sons ASA B Shares            25,000        140
                                                 -----------
                                                      677
                                                 -----------

SINGAPORE (2.7%)
  Jardine Strategic Holdings Ltd.      354,500        993
  Oversea-Chinese Banking
   Corp., Ltd.                          77,000        491
  Overseas Union Enterprise Ltd.       131,000        455
  Singapore Press Holdings Ltd.         26,100        373
  TIBS Holdings Ltd.                   574,500        334
  DelGro Corp., Ltd.                    98,000        271
  United Industrial Corp., Ltd.        476,000        220
  Fraser & Neave Ltd.                   59,000        205
  Sembcorp Marine Ltd.                 440,000        180
  Great Eastern Holdings Ltd.           48,000        159
  Brierley Investments Ltd.            657,000         90
                                                 -----------
                                                    3,771
                                                 -----------
SOUTH AFRICA (3.6%)
  De Beers Centenary AG                 50,000      1,376
  Firstrand Ltd.                       581,000        523
  South African Breweries Ltd.          83,903        503
  Gencor Ltd.                          135,000        461
  Anglogold Ltd. ADR                    30,530        439
  Barloworld Ltd.                       72,200        377
  Sanlam Ltd.                          351,000        365
  Pretoria Portland Cement Co.          56,000        363
  JD Group Ltd.                         63,446        316
  Gold Fields Ltd.                      42,642        126
* Iscor Ltd.                            47,362         75
  Standard Bank Investment
   Corp. Ltd.                           16,642         58
  Northam Platinum Ltd.                 22,254         41
  Kersaf Investment Ltd.                 5,179         20
  Edgars Consolidated Stores Ltd.        1,449          5
  Gold Fields of South Africa Ltd.      17,298          2
                                                 -----------
                                                    5,050
                                                 -----------
SPAIN (1.2%)
  NH Hoteles SA                         32,000        361
  Acerinox SA                           12,500        347
  Banco Popular Espanol SA              10,400        311
  Acciona SA                             8,600        271
  Centros Comerciales Carrefour SA      17,400        220
  Viscofan Industria Navarra de
   Envolturas Celulosicas SA            16,800         88
  Prosegur Cia de Seguridad SA
   (Registered)                          5,000         49
                                                 -----------
                                                    1,647
                                                 -----------
SWEDEN (2.7%)
  Stora Enso Oyj R Shares               80,299        821
  Svenska Cellulosa AB B Shares         28,000        573
  Svenska Handelsbanken
   A Shares                             34,500        541
  Telefonaktiebolaget LM
   Ericsson AB Class B                  32,800        435
  Electrolux AB Series B                34,000        428
  OM Gruppen AB                         11,200        399



                                    -----
                                      16

------------------------------------------------------------
                                                    MARKET
                                                    VALUE*
                                        SHARES       (000)
------------------------------------------------------------
  ABB Ltd.                               4,397     $  390
  Hoganas AB B Shares                   12,750        197
                                                 -----------
                                                    3,784
                                                 -----------
SWITZERLAND (1.4%)
  Publigroupe SA                         1,040        610
  Novartis AG (Registered)                 296        449
  Charles Voegele Holding AG             1,780        335
  SGS Societe Generale de
   Surveillance Holding SA (Bearer)        250        306
  Phoenix Mecano AG                        200        125
  Sarna Kunststoff Holding AG
   (Registered)                            100        106
                                                 -----------
                                                    1,931
                                                 -----------
THAILAND (0.7%)
* Advanced Information
   Services (Foreign)                   33,400        275
* Siam Cement PLC (Foreign)             16,600        156
* Thai Farmers Bank PLC (Foreign)      296,000        153
* Total Access Communication
   PLC (Local)                          41,000        130
  Post Publishing PLC (Foreign)        130,000         92
* TelecomAsia PLC (Foreign)            106,000         64
* National Finance & Securities
   PLC (Foreign)                       264,000         29
  Matichon PLC (Foreign)                25,000         24
  MBK Properties & Development
   Co. (Foreign)                        59,000         20
* Golden Land Property
   Development Public
   Company Ltd.                         98,000         10
* Siam Commercial Bank
   Warrants Exp. 5/10/2002              51,000          4
                                                 -----------
                                                      957
                                                 -----------
UNITED KINGDOM (10.9%)
  BAA PLC                              129,500      1,078
  Diageo PLC                            93,628        884
  Reckitt Benckiser PLC                 58,290        767
  Reed International PLC                82,000        758
  Hanson PLC                           131,250        693
  British Telecommunications PLC        59,000        692
  Railtrack Group PLC                   44,000        681
  Rio Tinto PLC                         37,000        599
  Barclays PLC                          20,900        598
* Telewest Communications PLC          331,500        549
  Associated British Ports
   Holdings PLC                        122,400        546
  Arriva PLC                           150,333        506
  BP Amoco PLC                          59,000        501
  BAE Systems PLC                       85,000        483
  Rentokil Initial PLC                 201,000        464
  Imperial Chemical Industries PLC      72,000        441
  Boots Co. PLC                         53,500        427
  Provident Financial PLC               32,456        414
  TI Group PLC                          73,500        397
  Stagecoach Holdings PLC              392,240        393
  Pilkington PLC                       270,500        386
  WPP Group PLC                         28,500        383
  Airtours PLC                         132,500        375
  Enodis PLC                           110,000        362
* Granada Compass PLC                   37,735        325
  Man Group PLC                         45,000        323
  Taylor Woodrow PLC                    94,400        247
  EMI Group PLC                         29,000        217
  Hilton Group PLC                      75,000        209
  The Peninsular & Oriental
   Steam Navigation Co.                 46,000        190
* P & O Princess Cruises PLC            46,000        181
  Esporta PLC                           69,000        109
* PIC International Group PLC          160,000         71
  Devro PLC                             88,000         70
                                                 -----------
                                                   15,319
                                                 -----------
UNITED STATES (35.3%)
  AUTO & TRANSPORTATION (5.1%)
  Burlington Northern
   Santa Fe Corp.                       54,500      1,448
  General Motors Corp.                  22,100      1,373
* Northwest Airlines Corp. Class A      48,000      1,368
  Delphi Automotive Systems Corp.       54,322        852
* Lear Corp.                            28,100        766
  TRW, Inc.                             18,000        756
* Continental Airlines, Inc. Class B    11,300        593

  CONSUMER DISCRETIONARY (7.4%)
  Harcourt General, Inc.                25,900      1,452
* Toys R Us, Inc.                       69,000      1,186
  Eastman Kodak Co.                     24,500      1,099
  Reader's Digest Assn., Inc.
   Class A                              29,000      1,064
  Waste Management, Inc.                53,000      1,060
* Bell & Howell Co.                     55,000      1,045
* Mandalay Resort Group                 46,000        957
  The Limited, Inc.                     31,556        797
* Ryan's Family Steak Houses, Inc.      64,000        536
  Hasbro, Inc.                          49,000        527
  Mattel, Inc.                          40,000        518
* The Neiman Marcus Group, Inc.
   Class B                               5,091        176

  CONSUMER STAPLES (3.3%)
  Philip Morris Cos., Inc.              43,600      1,597
* The Kroger Co.                        47,700      1,076
  McCormick & Co., Inc.                 33,000      1,046
  Sara Lee Corp.                        42,000        906

  FINANCIAL SERVICES (4.6%)
  First Data Corp.                      46,000      2,306
  Mercury General Corp.                 34,000      1,245
  Moody's Corp.                         36,000        947


                                    -----

------------------------------------------------------------
                                                    MARKET
                                                    VALUE*
GLOBAL EQUITY FUND                      SHARES       (000)
------------------------------------------------------------
  Unitrin, Inc.                         25,600    $   795
* Dun & Bradstreet Corp.                18,000        389
  FleetBoston Financial Corp.           10,200        388
  American Capital Strategies, Ltd.     15,000        331

  HEALTH CARE (2.3%)
  Baxter International, Inc.            17,000      1,397
* Wellpoint Health Networks Inc.
   Class A                               8,700      1,017
  HCA-The Healthcare Co.                20,000        799

  OTHER ENERGY (0.7%)
  Baker Hughes, Inc.                    31,000      1,066


  PRODUCER DURABLES (1.2%)
  Lockheed Martin Corp.                 23,000        825
  CNH Global NV                         72,000        698
* Agilent Technologies, Inc.             3,928        182

  MATERIALS & PROCESSING (5.3%)
  IMC Global Inc.                      124,179      1,607
  Temple-Inland Inc.                    23,000      1,029
  Millennium Chemicals, Inc.            58,500        943
  PPG Industries, Inc.                  18,500        826
* Inco Ltd.                             45,000        695
  Georgia Pacific Group                 22,300        599
  Fluor Corp.                           16,100        564
* Freeport-McMoRan Copper &
   Gold Inc. Class B                    63,800        506
  The Timber Co.                        14,200        402
  LTV Corp.                            268,000        318

  TECHNOLOGY (2.8%)
  International Business
   Machines Corp.                       12,300      1,212
  Raytheon Co. Class A                  37,200      1,190
  Hewlett-Packard Co.                   20,600        957
  Sabre Holdings Corp.                  13,730        459
* UNOVA, Inc.                           31,900        154

  UTILITIES (0.8%)
  SBC Communications Inc.               18,716      1,080

  OTHER (1.8%)
* Berkshire Hathaway Inc. Class B          620      1,304
* FMC Corp.                             16,000      1,216
                                                 -----------
                                                   49,644
                                                 -----------
------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $131,316)                                 139,243
------------------------------------------------------------



------------------------------------------------------------
                                                    MARKET
                                                    VALUE*
GLOBAL EQUITY FUND                      SHARES       (000)
------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
------------------------------------------------------------
* Siam Commerical Bank 5.25% Cvt. Pfd.
   (COST $65)                          120,000     $   50

------------------------------------------------------------
                                          FACE
                                        AMOUNT
                                         (000)
------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)
------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.56%, 11/1/2000                      $1,666      1,666
  6.58%, 11/1/2000--Note G               4,014      4,014
------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $5,680)                                     5,680
------------------------------------------------------------
TOTAL INVESTMENTS (103.2%)
  (COST $137,061)                                 144,973
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
------------------------------------------------------------
Other Assets--Note C                                  770
Liabilities--Note G                                (5,327)
                                                   (4,557)
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 10,241,530 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                     $140,416
============================================================

NET ASSET VALUE PER SHARE                          $13.71
============================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

------------------------------------------------------------
 AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------

                                      AMOUNT          PER
                                       (000)        SHARE
------------------------------------------------------------
 Paid in Capital--Note E            $118,358        $11.56
 Undistributed Net
  Investment Income--Note E            2,247           .22
 Accumulated Net Realized
  Gains--Note E                       11,919          1.16
 Unrealized Appreciation
  (Depreciation)--Notes E and F
  Investment Securities                7,912           .77
  Foreign Currencies                     (20)           --
------------------------------------------------------------
 NET ASSETS                         $140,416        $13.71
============================================================



                                    -----

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

---------------------------------------------------------------------
                                                  GLOBAL EQUITY FUND
                                         YEAR ENDED OCTOBER 31, 2000
                                                               (000)
---------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                               $   3,285
  Interest                                                       321
  Security Lending                                                74
---------------------------------------------------------------------
   Total Income                                                3,680
---------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
   Basic Fee                                                     650
   Performance Adjustment                                       (320)
  The Vanguard Group--Note C
   Management and Administrative                                 481
   Marketing and Distribution                                     16
  Custodian Fees                                                 143
  Auditing Fees                                                    9
  Shareholders' Reports                                           22
---------------------------------------------------------------------
   Total Expenses                                              1,001
   Expenses Paid Indirectly--Note D                               (1)
---------------------------------------------------------------------
   Net Expenses                                                1,000
---------------------------------------------------------------------
NET INVESTMENT INCOME                                          2,680
---------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                  13,819
  Foreign Currencies and Forward Currency Contracts             (131)
---------------------------------------------------------------------
REALIZED NET GAIN                                             13,688
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                      (10,996)
  Foreign Currencies and Forward Currency Contracts               80
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             (10,916)
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  5,452
=====================================================================

*Dividends are net of foreign withholding taxes of $251,000.

                                    -----

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distrib-utions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------
                                                              GLOBAL EQUITY FUND
                                                             YEAR ENDED OCTOBER 31,
                                                            ------------------------
                                                                 2000         1999
                                                                 (000)        (000)
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                       $  2,680     $  1,896
  Realized Net Gain                                             13,688        9,741
  Change in Unrealized Appreciation (Depreciation)             (10,916)      17,547
------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations          5,452       29,184
------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                         (1,692)      (2,588)
  Realized Capital Gain                                         (7,896)      (7,463)
------------------------------------------------------------------------------------
   Total Distributions                                          (9,588)     (10,051)
------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                        39,982       31,952
  Issued in Lieu of Cash Distributions                           9,016        8,811
  Redeemed*                                                    (29,900)     (55,377)
------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions      19,098      (14,614)
------------------------------------------------------------------------------------
  Total Increase                                                14,962        4,519
------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                            125,454      120,935
------------------------------------------------------------------------------------
  End of Year                                                 $140,416     $125,454
====================================================================================
(1)Shares Issued (Redeemed)
  Issued                                                         2,872        2,326
  Issued in Lieu of Cash  Distributions                            656          756
  Redeemed                                                      (2,184)      (4,171)
------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 1,344       (1,089)
====================================================================================

*Net of redemption fees of $206,000 and $513,000, respectively.



                                    -----

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



-----------------------------------------------------------------------------------------------------
                                                                        GLOBAL EQUITY FUND
                                                                      YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2000     1999    1998      1997    1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $14.10   $12.11  $12.79    $11.72  $10.08
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .26      .20     .19       .19     .13
  Net Realized and Unrealized Gain (Loss) on Investments      .37     2.80    (.20)     1.21    1.58
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                          .63     3.00    (.01)     1.40    1.71
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.18)    (.26)   (.23)     (.14)   (.07)
  Distributions from Realized Capital Gains                  (.84)    (.75)   (.44)     (.19)     --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                     (1.02)   (1.01)   (.67)     (.33)   (.07)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $13.71   $14.10  $12.11    $12.79  $11.72
=====================================================================================================


TOTAL RETURN*                                               4.45%   26.52%   0.04%    12.19%  17.05%
=====================================================================================================


RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                         $140     $125    $121      $128     $99
  Ratio of Expenses to Average Net Assets                   0.70%    0.71%   0.68%     0.71%   0.85%
  Ratio of Net Investment Income to Average Net Assets      1.88%    1.39%   1.47%     1.67%   1.53%
  Portfolio Turnover Rate                                     31%      36%     34%       24%     29%
=====================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.


                                    -----

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.



                                    -----

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the year ended October 31, 2000, the advisory fee represented an effective annual basic rate of 0.46% of the fund's average net assets before a decrease of $320,000 (0.22%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2000, custodian fee offset arrangements reduced expenses by $1,000.

E. During the year ended October 31, 2000, the fund purchased $60,477,000 of investment securities and sold $41,892,000 of investment securities, other than temporary cash investments.

   During the year ended October 31, 2000, the fund realized net foreign currency losses of $35,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

   Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. There was no unrealized appreciation on passive foreign investment company holdings at October 31, 2000. During the year ended October 31, 2000, the fund realized gains on the sale of passive foreign investment companies of $477,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

   During the year ended October 31, 2000, the fund received securities with a value of $244,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has realized and unrealized gains on these securities that are $50,000 and $194,000, respectively, greater than tax basis gains. These realized and unrealized gains are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains and unrealized appreciation, respectively, to undistributed net investment income.

   The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the current and prior fiscal years as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $285,000 from undistributed net investment income, and $3,331,000 from accumulated net realized gains, to paid in capital.

F. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $7,912,000, consisting of unrealized gains of $24,626,000 on securities that had risen in value since their purchase and $16,714,000 in unrealized losses on securities that had fallen in value since their purchase.



                                    -----

     The fund had net unrealized foreign currency losses of $20,000 resulting from the translation of other assets and liabilities at October 31, 2000.

G. The market value of securities on loan to broker/dealers at October 31, 2000, was $3,864,000, for which the fund held cash collateral of $4,014,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.




                                    -----

REPORT
      of Independent Accountants


To the Shareholders and Trustees of Vanguard Global Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000




                                    -----
                                      25

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD GLOBAL EQUITY FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $7,424,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     The fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on October 31, 2000, are as follows:

        -------------------------------------------------------
                                 GROSS FOREIGN          FOREIGN
        COUNTRY                      DIVIDENDS              TAX
        -------------------------------------------------------
        Australia                       0.0142           0.0002
        Canada                          0.0084           0.0019
        China                           0.0025           0.0000
        Denmark                         0.0019           0.0001
        Finland                         0.0094           0.0007
        France                          0.0141           0.0015
        Germany                         0.0070           0.0009
        Hong Kong                       0.0140           0.0000
        Indonesia                       0.0007           0.0001
        Ireland                         0.0013           0.0000
        Italy                           0.0057           0.0002
        Japan                           0.0172           0.0025
        Korea                           0.0001           0.0000
        Malaysia                        0.0059           0.0014
        Mexico                          0.0020           0.0001
        Netherlands                     0.0113           0.0013
        New Zealand                     0.0024           0.0003
        Norway                          0.0020           0.0003
        Philippines                     0.0005           0.0001
        Singapore                       0.0155           0.0020
        South Africa                    0.0424           0.0000
        Spain                           0.0044           0.0008
        Sweden                          0.0071           0.0007
        Switzerland                     0.0031           0.0005
        Thailand                        0.0015           0.0002
        United Kingdom                  0.0978           0.0085
---------------------------------------------------------------

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2000. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2001.

     For corporate shareholders, 13.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


                                    -----
                                      26

THE VANGUARD(R)
      Family of Funds


STOCK FUNDS                            U.S. Growth Fund                      Long-Term Corporate Fund
                                       U.S. Value Fund                       Long-Term Tax-Exempt Fund
500 Index Fund                         Utilities Income Fund                 Long-Term Treasury Fund
Calvert Social Index(TM) Fund          Value Index Fund                      Preferred Stock Fund
Capital Opportunity Fund               Windsor(TM) Fund                      Short-Term Bond Index Fund
Convertible Securities Fund            Windsor(TM) II Fund                   Short-Term Corporate Fund
Developed Markets Index Fund                                                 Short-Term Federal Fund
Emerging Markets Stock                 BALANCED FUNDS                        Short-Term Tax-Exempt Fund
  Index Fund                                                                 Short-Term Treasury Fund
Energy Fund                            Asset Allocation Fund                 State Tax-Exempt Bond Funds
Equity Income Fund                     Balanced Index Fund                     (California, Florida,
European Stock Index Fund              Global Asset Allocation Fund            Massachusetts, New Jersey,
Explorer(TM) Fund                      LifeStrategy(R) Conservative            New York, Ohio, Pennsylvania)
Extended Market Index Fund               Growth Fund                         Total Bond Market Index Fund
Global Equity Fund                     LifeStrategy(R) Growth Fund
Gold and Precious Metals Fund          LifeStrategy(R) Income Fund
Growth and Income Fund                 LifeStrategy(R) Moderate              MONEY MARKET FUNDS
Growth Equity Fund                       Growth Fund
Growth Index Fund                      STAR(TM) Fund                         Admiral(TM) Treasury Money
Health Care Fund                       Tax-Managed Balanced Fund               Market Fund
Institutional Developed Markets        Wellesley(R) Income Fund              Federal Money Market Fund
  Index Fund                           Wellington(TM) Fund                   Prime Money Market Fund
Institutional Index Fund                                                     State Tax-Exempt Money Market Funds
International Growth Fund              BOND FUNDS                             (California, New Jersey,
International Value Fund                                                       New York, Ohio, Pennsylvania)
Mid-Cap Index Fund                     Admiral(TM) Intermediate-Term         Tax-Exempt Money Market Fund
Morgan(TM) Growth Fund                   Treasury Fund                       Treasury Money Market Fund
Pacific Stock Index Fund               Admiral(TM) Long-Term
PRIMECAP Fund                            Treasury Fund
REIT Index Fund                        Admiral(TM) Short-Term                VARIABLE ANNUITY
Selected Value Fund                      Treasury Fund                       PLAN
Small-Cap Growth Index Fund            GNMA Fund
Small-Cap Index Fund                   High-Yield Corporate Fund             Balanced Portfolio
Small-Cap Value Index Fund             High-Yield Tax-Exempt Fund            Diversified Value Portfolio
Strategic Equity Fund                  Inflation-Protected Securities Fund   Equity Income Portfolio
Tax-Managed Capital                    Insured Long-Term                     Equity Index Portfolio
  Appreciation Fund                      Tax-Exempt Fund                     Growth Portfolio
Tax-Managed Growth and                 Intermediate-Term Bond                High-Grade Bond Portfolio
  Income Fund                            Index Fund                          High Yield Bond Portfolio
Tax-Managed International Fund         Intermediate-Term Corporate Fund      International Portfolio
Tax-Managed Small-Cap Fund             Intermediate-Term                     Mid-Cap Index Portfolio
Total International Stock                Tax-Exempt Fund                     Money Market Portfolio
  Index Fund                           Intermediate-Term Treasury Fund       REIT Index Portfolio
Total Stock Market Index Fund          Limited-Term Tax-Exempt Fund          Short-Term Corporate Portfolio
                                       Long-Term Bond Index Fund             Small Company Growth Portfolio





For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

                                    -----
                                      27

THE PEOPLE
      Who Govern Your Fund


The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
------------------------------------------------------------------------------
                                JOHN C. BOGLE
               Founder; Chairman andChief Executive, 1974-1996.

                                                     [THE VANGUARD GROUP LOGO]

                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1290 122000